Exhibit 10.13

                                   $25,000,000

                                CREDIT AGREEMENT





                                  BY AND AMONG





                    NATIONAL PATENT DEVELOPMENT CORPORATION,
                          GENERAL PHYSICS CORPORATION,
                        GP ENVIRONMENTAL SERVICES, INC.,
                     GENERAL PHYSICS FEDERAL SYSTEMS, INC.,
                                       and
                              MXL INDUSTRIES, INC.,

                           THE BANKS SIGNATORY HERETO



                                       AND



                        FLEET BANK, NATIONAL ASSOCIATION
              AS ADMINISTRATIVE AND COLLATERAL AGENT FOR SUCH BANKS





                                 March 26, 1997








                              TABLE OF CONTENTS


                                                                      Page No.


Article 1.        Definitions................................................1
      Section 1.1       Definitions..........................................1

Article 2.        Commitments; Loans; Letters of Credit; Collateral.........18
      Section 2.1       Loans; Letters of Credit............................18
      Section 2.2       Notices Relating to Loans and Letters of Credit.....19
      Section 2.3       Disbursement of Loan Proceeds.......................20
      Section 2.4       Notes...............................................20
      Section 2.5       Repayment of Principal of Loans.....................20
      Section 2.6       Interest............................................21
      Section 2.7       Fees................................................22
      Section 2.8       Letters of Credit...................................24
      Section 2.9       Voluntary Changes in Commitment.....................27
      Section 2.10      Use of Proceeds of Loans............................27
      Section 2.11      Computations........................................28
      Section 2.12      Minimum Amounts of Borrowing, Conversions,
                         Prepayments and Letters of Credit..................28
      Section 2.13      Time and Method of Payments.........................28
      Section 2.14      Lending Offices.....................................29
      Section 2.15      Several Obligations.................................29
      Section 2.16      Security............................................29
      Section 2.17      Pro Rata Treatment Among Banks......................30
      Section 2.18      Non-Receipt of Funds by the Agent...................30
      Section 2.19      Sharing of Payments and Set-off Among Banks.........31
      Section 2.20      Conversions of Loans................................31
      Section 2.21      Additional Costs; Capital Requirements..............32
      Section 2.22      Limitation on Types of Loans........................34
      Section 2.23      Illegality..........................................35
      Section 2.24      Certain Conversions pursuant to Sections 2.21, 2.22
                         and 2.23...........................................35
      Section 2.25      Indemnification.....................................36
      Section 2.26      Withholding Tax Exemption...........................37
      Section 2.27      Concerning Joint and Several Liability of the
                         Borrowers..........................................38

Article 3.        Representations and Warranties............................40
      Section 3.1       Organization........................................40
      Section 3.2       Power, Authority, Consents..........................41
      Section 3.3       No Violation of Law or Agreements...................42
      Section 3.4       Due Execution, Validity, Enforceability.............42
      Section 3.5       Properties, Priority of Liens.......................42
      Section 3.6       Judgments, Actions, Proceedings.....................43
      Section 3.7       No Defaults, Compliance With Laws...................43
      Section 3.8       Burdensome Documents................................43
      Section 3.9       Financial Statements................................44
      Section 3.10      Tax Returns.........................................44
      Section 3.11      Intangible Assets...................................44
      Section 3.12      Regulation U........................................45
      Section 3.13      Name Changes, Mergers,
                        Acquisitions; Location of Collateral................45
      Section 3.14      Full Disclosure.....................................45
      Section 3.15      Licenses and Approvals..............................46

      Section 3.16      Labor Disputes; Collective Bargaining
                         Agreements; Employee Grievances             .......46
      Section 3.17      Condition of Assets.................................46
      Section 3.18      ERISA...............................................47
      Section 3.19      Laws and Regulations................................48
      Section 3.20      Inventory Management Corporation....................48
      Section 3.21      SGLG, Inc...........................................48

Article 4.        Conditions to the Loans and Letters of Credit.............48
      Section 4.1       Conditions to Initial Loans and Letters of Credit...48
      Section 4.2       Conditions to all Loans; Letters of Credit..........52

Article 5.              Delivery of Financial Reports,  Documents and
                         Other Information              53
      Section 5.1       Annual Financial Statements.........................53
      Section 5.2       Quarterly and Monthly Financial Statements..........54
      Section 5.3       Compliance Information..............................55
      Section 5.4       No Default Certificate..............................55
      Section 5.5       Certificate of Accountants..........................56
      Section 5.6       Accountants' Reports................................56
      Section 5.7       Copies of Documents.................................56
      Section 5.8       Notices of Defaults.................................57
      Section 5.9       ERISA Notices.......................................57
      Section 5.10      Borrowing Base Certificate; Additional Information..57

Article 6.        Affirmative Covenants.....................................57
      Section 6.1       Books and Records...................................57
      Section 6.2       Inspections and Audits, etc.........................58
      Section 6.3       Maintenance and Repairs.............................59
      Section 6.4       Continuance of Business.............................59
      Section 6.5       Copies of Corporate Documents.......................59
      Section 6.6       Perform Obligations.................................59
      Section 6.7       Notice of Litigation, etc...........................60
      Section 6.8       Insurance...........................................61
      Section 6.9       Financial Covenants.................................61
      Section 6.10      Notice of Certain Events............................64
      Section 6.11      Comply with Laws....................................65
      Section 6.12      Environmental Compliance............................65
      Section 6.13      Five Star and SGLG Corporate Documents..............65

Article 7.        Negative Covenants........................................66
      Section 7.1       Indebtedness........................................66
      Section 7.2       Liens...............................................67
      Section 7.3       Guaranties..........................................68
      Section 7.4       Mergers, Acquisitions...............................69
      Section 7.5       Redemptions; Distributions..........................71
      Section 7.6       Stock Issuance......................................71
      Section 7.7       Changes in Business; Dispositions...................71
      Section 7.8       Prepayments.........................................72
      Section 7.9       Investments.........................................72
      Section 7.10      Fiscal Year.........................................74
      Section 7.11      ERISA Obligations...................................74
      Section 7.12      Amendments of Documents.............................74
      Section 7.13      Capital Expenditures................................74
      Section 7.14      Rental Obligations..................................75

      Section 7.15      Transactions with Affiliates........................75
      Section 7.16      Take or Pay Contracts...............................75
      Section 7.17      Sale and Leaseback..................................76
      Section 7.18      IMC.................................................76
      Section 7.19      SGLG, Inc...........................................76

Article 8.        Events Of Default.........................................76
      Section 8.1       Payments............................................76
      Section 8.2       Certain Covenants...................................77
      Section 8.3       Other Covenants.....................................77
      Section 8.4       Other Defaults......................................77
      Section 8.5       Representations and Warranties......................78
      Section 8.6       Bankruptcy..........................................78
      Section 8.7       Judgments...........................................79
      Section 8.8       ERISA...............................................79
      Section 8.9       Liens...............................................79
      Section 8.10      Ownership of Stock..................................79
      Section 8.11      Loan Documents......................................79
      Section 8.12      Borrower Enjoined...................................80
      Section 8.13      Material Adverse Change.............................80

Article 9.        The Agent.................................................80
      Section 9.1       Appointment, Powers and Immunities..................80
      Section 9.2       Reliance by Agent...................................81
      Section 9.3       Events of Default...................................81
      Section 9.4       Rights as a Bank....................................82
      Section 9.5       Indemnification.....................................82
      Section 9.6       Non-Reliance on Agent and other Banks...............83
      Section 9.7       Failure to Act......................................83
      Section 9.8       Resignation or Removal of Agent.....................83
      Section 9.9       Sharing of Collateral and Payments..................84
      Section 9.10      Survival............................................84

Article 10.       Miscellaneous Provisions..................................85
      Section 10.1      Fees and Expenses; Indemnity........................85
      Section 10.2      Taxes...............................................86
      Section 10.3      Notes...............................................88
      Section 10.4      Survival of Agreements and Representations:
                         Construction.......................................88
      Section 10.5      Lien on and Set-off of Deposits.....................88
      Section 10.6      Modifications, Consents and Waivers: Entire Agreement88
      Section 10.7      Remedies Cumulative.................................90
      Section 10.8      Further Assurances..................................90
      Section 10.9      Notices.............................................90
      Section 10.10     Counterparts........................................91
      Section 10.11     Severability........................................92
      Section 10.12     Binding Effect; No Assignment or Delegation by
                         Borrower...........................................92
      Section 10.13     Assignments and Participations by Banks.............92
      Section 10.14     GOVERNING LAW; CONSENT TO JURISDICTION;
                        WAIVER OF TRIAL BY JURY.............................96
      Section 10.15     Confidentiality.....................................97

                               CREDIT AGREEMENT


      AGREEMENT, made this ____ day of March, 1997, by and among:

      NATIONAL PATENT DEVELOPMENT CORPORATION, a Delaware corporation ("NPDC"), MXL INDUSTRIES, INC., a Delaware corporation ("MXL"), GENERAL PHYSICS CORPORATION, a Delaware corporation ("GPC"), GP ENVIRONMENTAL SERVICES, INC., a Delaware corporation ("GPE"), and GENERAL PHYSICS FEDERAL SYSTEMS, INC., a Delaware corporation ("GPS"; GPC, GPE and GPS being hereinafter referred to as the "GPC Borrowers"; and NPDC, MXL and the GPC Borrowers being hereinafter referred to as the "Borrowers");

                                      and

      The banks and financial institutions that have executed the signature pages hereto or from time to time become parties hereto (individually, a "Bank" and, collectively, the "Banks");

                                      and

      FLEET BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative and Collateral Agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent");


                             W I T N E S S E T H :


      WHEREAS, the Borrowers wish to obtain loans and letters of credit from the Banks in the aggregate principal sum of up to Twenty-Five Million Dollars ($25,000,000.00), and the Banks are willing to make such loans to and issue (or participate in) such letters of credit for the account of the Borrowers in an aggregate principal amount of up to such sum on the terms and conditions hereinafter set forth;

      NOW, THEREFORE, the parties hereto agree as follows:

      Article 1.  Definitions.

            Section 1.1 Definitions

      As used in this Agreement, the following terms shall have the following meanings:

      "Account(s)" - with respect to any Person: (a) all "accounts" as defined in the Uniform Commercial Code of the State of New York and, in addition, all of the accounts, contract rights (including its rights as an unpaid vendor, or lienor, including stoppage in transit, replevin and reclamation), instruments, documents, chattel paper, notes and drafts of such Person, whether secured or unsecured, and whether or not specifically assigned to the Agent or any Bank hereunder, and including any right to payment which has been earned under a contract right and all inventory returned or reclaimed from Account Debtors and all rights to payment for goods sold or leased or services rendered; and (b) all products and proceeds (whether cash proceeds or otherwise) of the foregoing, whether now owned, held, or hereafter acquired by such Person.

      "Account Debtor" - at any time, in addition to the definition of "account debtor" as contained in the Uniform Commercial Code of the State of New York, any Person who is obligated under or on account of an Account, or any Person who is represented by a Borrower to be so obligated.

      "Additional Costs" - as defined in Section 2.21 hereof.

      "Affected Loans" - as defined in Section 2.24 hereof.

      "Affected Type" - as defined in Section 2.24 hereof.

      "Affiliate" - as to any Person, any other Person that directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control", (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event: (i)any Person that owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person; and
(ii) each director and officer of a Borrower shall be deemed to be an Affiliate of the Borrowers.

      "Agency Fee" - as defined in subsection 2.7(c) hereof.

      "Applicable Lending Office" - with respect to each Bank, with respect to each type of Loan, the Lending Office as designated for such type of Loan below its name on the signature pages hereof or such other office of such Bank or of an affiliate of such Bank as such Bank may from time to time specify to the Agent and the Borrowers as the office at which its Loans of such type are to be made and maintained.

      "Applicable Margin" - (a) with respect to any Prime Rate Loan, zero percent; and (b) with respect to any Fixed Rate Loan, 1.75%.

      "Assessment Rate" - at any time, the rate (rounded upwards, if necessary, to the nearest 1/100 of l%) then charged by the Federal Deposit Insurance Corporation (or any successor) to Fleet for deposit insurance for Dollar time deposits with Fleet at its New York branches as determined by Fleet.

      "Assignment and Acceptance" - an agreement in the form of Exhibit Q hereto.

      "Borrower Security Agreement" - as defined in Section 2.16 hereof.

      "Borrowing Base" - as of the date of any determination thereof, an amount equal to the sum of (a) up to 80% of the Eligible Receivables of the GPC Borrowers and MXL, plus (b) 100% of each Borrower's cash on deposit at a Bank or invested in permitted investments under Section 7.9(a) hereof with a Bank, plus
(c) 50% of the Stock Value of ISI and 35% of the Stock Value of Duratek, provided that the amount under this clause (c) shall not exceed $10,000,000 at any time, minus the aggregate outstanding principal amount of all Senior Debt of the Borrowers (other than Indebtedness under this Agreement) and minus the aggregate amount of all installments of principal payable within one year following the date of determination of the Borrowing Base on all Indebtedness (other than Senior Debt and Indebtedness under this Agreement) of the Borrowers which is classified as long term debt in accordance with GAAP.

      "Borrowing Notice" - as defined in Section 2.2 hereof.

      "Business Day" - any day other than Saturday, Sunday or any other day on which commercial banks in New York City are authorized or required to close under the laws of the State of New York.

      "Capital Expenditures" - for any period, the aggregate amount of all payments made or obligations incurred during such period by any Person directly or indirectly for the purpose of acquiring, constructing or maintaining fixed assets, real property or equipment that, in accordance with GAAP, would be added as a debit to the fixed asset account of such Person, including, without limitation, all amounts paid or payable during such period with respect to Capitalized Lease Obligations and interest that are required to be capitalized in accordance with GAAP, provided that payments for items customarily charged directly to expense or depreciated over a useful life of twelve months or less shall not be Capital Expenditures.

      "Capitalized Lease" - any lease the obligations to pay rent or other amounts under which constitute Capitalized Lease Obligations.

      "Capitalized Lease Obligations" - as to any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

      "Cash" - as to any Person, such Person's cash and cash equivalents, as defined in accordance with GAAP.

      "Closing Fee" - as defined in subsection 2.7(a) hereof.

      "Code" - the Internal Revenue Code of 1986, as it may be amended from time to time.

      "Collateral" - as defined in the respective Security Documents.

      "Commitment" - as to each Bank, the amount set forth opposite such Bank's name on the signature pages hereof opposite the caption "Commitment" as such amount is subject to adjustment in accordance with the terms hereof.

      "Commitment Fee" - as defined in subsection 2.7(b) hereof.

      "Commitment Percentage" - as to each Bank, the percentage set forth opposite such Bank's name on the signature pages hereof opposite the caption "Commitment Percentage" as the same may be adjusted in accordance with the terms hereof.

      "Commitment Termination Date" - March 31, 2000.

      "Compliance Certificate" - a certificate substantially in the form of Exhibit R hereto executed by the president or chief financial officer of NPDC on behalf of the Borrowers to the effect that: (i) as of the effective date of the certificate, no Default or Event of Default under this Agreement exists or would exist after giving effect to the action intended to be taken by the Borrowers as described in such certificate, including, without limitation, that the covenants set forth in Section 6.9 hereof would not be breached after giving effect to such action, together with a calculation in reasonable detail, and in form and substance reasonably satisfactory to the Majority Banks, of such compliance, and
(ii) the representations and warranties contained in Article 3 hereof, in the Loan Documents and in any document or instrument delivered pursuant to or in connection with this Agreement are true and with the same effect as though such representations and warranties were made on the date of such certificate (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and other changes, as to all such changes that singly or in the aggregate do not have a Materially Adverse Effect, and except to the extent that such representations and warranties relate expressly to an earlier date). Notwithstanding the foregoing, with respect to any Compliance Certificate delivered pursuant to any of the provisions of this Agreement, except Section 4.1, the references to Loan Party in the representations and warranties contained in Article 3 hereof shall be deemed to exclude Five Star.

      "Consolidated" or "consolidated" - with reference to any term defined herein, shall mean that term as applied to the accounts of GPC and its Subsidiaries or NPDC and its Subsidiaries, as the case may be, to the extent they are or should be consolidated in accordance with GAAP.

      "Controlled Group" - all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under
Section 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(2) of ERISA.

      "Credit Period" - the period commencing on the date of this Agreement and ending on the Commitment Termination Date.

      "Current Market Price" - with respect to any share of stock on any date, the average of the daily closing prices for the five consecutive trading days immediately preceding the date in question. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sale takes place on such day, the closing bid price regular way, in either case on the principal national securities exchange (including, for purposes hereof, the Nasdaq National Market or Small Cap System if such system is then generally reporting last sale prices) on which the stock is listed or admitted to trading or, if the stock is not listed or admitted to trading on any national securities exchange, the highest reported bid price for the stock as furnished by the National Association of Securities Dealers, Inc. through Nasdaq or a similar organization if Nasdaq is no longer reporting such information.

      "Debt Instrument" - as defined in subsection 8.4(a) hereof.

      "Default" - an event which with notice or lapse of time, or both, would constitute an Event of Default.

      "Dollars" and "$" - lawful money of the United States of America.

      "Duratek" - GTS Duratek, Inc.

      "Eligible Assignee" - a commercial bank or other financial institution acceptable to the Agent and to NPDC, in the sole discretion of each, organized under the laws of the United States of America or any state and having a combined capital and surplus of at least $100,000,000, provided that any wholly-owned subsidiary of a Bank which subsidiary has at least $100,000,000 in capital and surplus and any bank into which or with which a Bank merges or consolidates shall be deemed to be an Eligible Assignee without approval of the Agent or NPDC.

      "Eligible Receivable(s)" - the aggregate of the unpaid portions of Accounts created by a GPC Borrower or MXL (net of any credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts) (a) that GPC or MXL reasonably and in good faith determines to be collectible; (b) that are from Account Debtors that (i) are not Affiliates of NPDC, GPC or MXL (other than GSE Systems, Inc. so long as the Borrowers own directly or indirectly less than 30% of its issued and outstanding voting stock and do not possess the power to direct or cause the direction of its management or policies), (ii) purchased the goods or services giving rise to the relevant Account in an arm's length transaction conducted in the ordinary course of business, (iii) are not insolvent or involved, whether voluntary or involuntary, in any case or proceeding under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, dissolution, liquidation or similar law of any jurisdiction and (iv) are not determined by the Majority Banks, in their reasonable judgment, to be uncreditworthy; (c) that are in payment for goods actually delivered or services or obligations that have been fully performed; (d) that are not subject to any pledge, restriction, security interest or other lien or encumbrance other than those created by the Loan Documents and except for Permitted Liens referred to in clauses (ii) and (iii) of the definition of such term herein which attach to the general assets (including Accounts) of any of the GPC Borrowers or MXL; provided, that the amount hereunder shall be reduced by the amount of any such lien (without duplication of reductions pursuant to paragraph (e) below); (e) in which the Agent has a valid and perfected first priority security interest except for Permitted Liens referred to in clauses (ii) and (iii) of the definition of such term herein which attach to the general assets (including Accounts) of any of the GPC Borrowers or MXL; provided, that the amount hereunder shall be reduced by the amount of any such lien (without duplication of reductions pursuant to paragraph (d) above); (f) that are not outstanding for more than ninety (90) days past the date of the respective invoices therefor; (g) that are not due from any single Account Debtor if more than fifty percent (50%) of the aggregate amount of all Accounts owing from such Account Debtor would otherwise not be Eligible Receivables; (h) that are payable in Dollars; (i) that are not payable from an office outside of the United States unless they are subject to letter of credit support not determined to be unacceptable by the Majority Banks in their reasonable judgment; and (j) with respect to Government Receivables, to the extent the GPC Borrowers have complied with the provisions of the Borrower Security Agreement relating thereto. To the extent that the aggregate amount owing by a single Account Debtor (other than the United States government) on all such Eligible Receivables exceeds twenty-five percent (25%) of the Eligible Receivables of all Account Debtors, such excess shall be deducted from Eligible Receivables unless such excess has been accepted by the Majority Banks as being eligible, acting in their exclusive and uncontrolled discretion. With respect to Accounts subject to dispute or any other similar claims that would reduce the cash amount payable therefor, the amount of Eligible Receivable(s) shall be reduced by the cash amount in dispute, except that no value shall be given hereunder to any Account under which the cash amount payable therefor equals or exceeds $200,000, if twenty-five percent (25%) or more of the cash amount payable therefor is in dispute.

      "Environmental Laws and Regulations" - all environmental, health and safety laws, regulations, resolutions, and ordinances applicable to a Borrower or any other Loan Party, or any of their respective assets or properties, including, without limitation: (i) all regulations, resolutions, ordinances, decrees, and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, whether issued by environmental regulatory agencies or otherwise, and (ii) all laws, regulations, resolutions, ordinances and decrees relating to Environmental Matters.

      "Environmental Liability" - any liability under any applicable law for any release of a hazardous substance caused by the seeping, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of hazardous wastes or other chemical substances, pollutants or contaminants into the environment, and any liability for the costs of any clean-up or other remedial action including, without limitation, costs arising out of security fencing, alternative water supplies, temporary evacuation and housing and other emergency assistance undertaken by any environmental regulatory body having jurisdiction over any Borrower or any other Loan Party to prevent or minimize any actual or threatened release by any Borrower or any other Loan Party of any hazardous wastes or other chemical substances, pollutants and contaminants into the environment that would endanger the public health or the environment.

      "Environmental Matter(s)" - a release of any toxic or hazardous waste or other chemical substance, pollutant or contaminant into the environment or the generation, treatment, storage or disposal of any toxic or hazardous wastes or other chemical substances.

      "Environmental Proceeding" - any judgment, action, proceeding or investigation pending before any court or governmental authority, bureau or agency, including, without limitation, any environmental regulatory body, with respect to or threatened against or affecting any Borrower or any other Loan Party or relating to the assets or liabilities of any of them, including, without limitation, in respect of any "facility" owned, leased or operated by any of them under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or under any state, local or municipal statute, ordinance or regulation in respect thereof, in connection with any release of any toxic or hazardous waste or other chemical substance, pollutant or contaminant into the environment, or with the generation, storage or disposal of any toxic or hazardous wastes or other chemical substances.

      "ERISA" - the Employee Retirement Income Security Act of 1974, as it may be amended from time to time, and the regulations promulgated thereunder.

      "Eurodollar Business Day" - a Business Day on which dealings in Dollar deposits are carried out in the relevant Eurodollar interbank market for determining the Fixed Base Rate.

      "Event of Default" - as defined in Article 8 hereof.

      "Federal Funds Rate" - for any day, the weighted average of the rates on overnight federal funds transactions with member banks of the Federal Reserve System arranged by federal funds brokers as published by the Federal Reserve Bank of New York for such day, or if such day is not a Business Day, for the next preceding Business Day (or, if such rate is not so published for any such day, the average rate charged to Fleet on such day on such transactions as reasonably determined by Fleet).

      "Fee(s)" - as defined in Section 2.7 hereof.

      "Financial Statements" - (a) the audited consolidated and unaudited consolidating Balance Sheets of (i) NPDC and its Subsidiaries dated as of December 31, 1995, and (ii) GPC and its Subsidiaries dated as of December 31,

1995, together with the related audited and unaudited Income Statements and Statements of Cash Flows for the fiscal year then ended.

      (b) the unaudited consolidated and consolidating Balance Sheets of (i) NPDC and its Subsidiaries dated as of September 30, 1996, and (ii) GPC and its Subsidiaries dated as of September 30, 1996, together with the related unaudited consolidated and consolidating Income Statements and Statements of Cash Flows for the fiscal quarter then ended.

      "Five Star" - Five Star Group, Inc. "Five Star Loan Agreement" - the loan agreement dated as of April 29, 1993 among Five Star, the banks party thereto and Fleet, as agent for such banks, as the same may be amended, modified or supplemented from time to time.

      "Fixed Base Rate" - with respect to any Fixed Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Fixed Base Rate" shall mean, for any Interest Period for any Fixed Rate Loan, the rate per annum (rounded upwards to the nearest 1/16 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Eurodollar Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

      "Fixed Rate" - for any Fixed Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to(x) the Fixed Base Rate for such Loan for such Interest Period; divided by (y) 1 minus the Reserve Requirement for such Loan for such Interest Period. The Agent shall use its best efforts to advise NPDC of the Fixed Rate as soon as practicable after each change in the Fixed Rate; provided, however, that the failure of the Agent to so advise NPDC on any one or more occasions shall not result in any liability of the Agent or affect the rights of the Banks or the Agent or the obligations of the Borrowers hereunder.

      "Fixed Rate Loans" - Loans the interest on which is determined on the basis of rates referred to in the definition of "Fixed Base Rate" in this
Article 1.

      "Fleet"  -  Fleet  Bank,   National   Association,   a  national   banking
association, in its capacity as a Bank hereunder.

      "Foreign Subsidiaries" - collectively, General Physics Asia Pte. Ltd., a Singapore private company, and General Physics (Malaysia) Sdn. Bhn., a Malaysian private company having its principal place of business at B2-2 and B2-3, Block B, Bangunan SPPK, 46 Jalan Dungun, Damansara Heights, Malaysia50490.

      "Foreign Subsidiaries Pledged Note" - a promissory note, in form and substance satisfactory to the Majority Banks, made by the Foreign Subsidiaries to the order of GPC and pledged to the Agent pursuant to a Borrower Security Agreement.

      "GAAP" - generally accepted accounting principles in the United States applied on a basis consistent with the financial statements referred to in
Section 3.9(a).

      "Government Receivables" - all rights of the GPC Borrowers to moneys due or to become due under any contracts or agreements with or orders from the United States government or any agency or department thereof.

      "GPC" - as defined in the preamble.

      "Indebtedness"  - with respect to any Person,  without  duplication,  all:
(i) liabilities or obligations, direct and contingent, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person at the date as of which Indebtedness is to be determined, including, without limitation, contingent liabilities that in accordance with such principles, would be set forth in a specific Dollar amount on the liability side of such balance sheet or the footnotes thereto, and Capitalized Lease Obligations of such Person; (ii) liabilities or obligations of others for which such Person is directly or indirectly liable, by way of guaranty (whether by direct guaranty, suretyship, discount, endorsement, take-or-pay agreement, agreement to purchase or advance or keep in funds or other agreement having the effect of a guaranty) or otherwise; (iii) liabilities or obligations secured by Liens on any assets of such Person, whether or not such liabilities or obligations shall have been assumed by it; and (iv) liabilities or obligations of such Person, direct or contingent, with respect to letters of credit issued for the account of such Person and bankers acceptances created for such Person.

      "Interest Rate Contracts" - interest rate swap agreements, interest rate cap agreements, interest rate collar agreements, interest rate insurance and other agreements or arrangements designed to provide protection against fluctuation in interest rates, in each case, in form and substance satisfactory to the Majority Banks and, in each case, with counter-parties satisfactory to the Majority Banks.

      "Interest Period" - with respect to any Fixed Rate Loan, each period commencing on and including the date such Loan is made or converted from a Loan or Loans of another type, or the last day of the next preceding Interest Period with respect to such Loan, and ending on the same day in the first, second, third or sixth calendar month thereafter, as NPDC, GPC, on behalf of the GPC Borrowers, or MXL may select as provided in Section 2.2 hereof, except that each such Interest Period that commences on the last Eurodollar Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Eurodollar Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) each Interest Period that would otherwise end on a day that is not a Eurodollar Business Day shall end on the next succeeding Eurodollar Business Day, except that if such next succeeding Eurodollar Business Day falls in the next succeeding calendar month, such Interest Period shall end on the next preceding Eurodollar Business Day; (ii) no more than six Interest Periods for Fixed Rate Loans shall be in effect at the same time; (iii) any Interest Period for any type of Loan shall end no later than the Commitment Termination Date; and (iv) notwithstanding clause (iii) above, no Interest Period shall have a duration of less than one month. In the event that a Borrower fails to select the duration of any Interest Period for any Loan within the time period and otherwise as provided in Section2.2 hereof, such Loans will be automatically converted into a Prime Rate Loan on the last day of the preceding Interest Period for such Loans.

      "Investment" - by any Person:

      (a) the amount paid or committed to be paid, or the value of property or services contributed or committed to be contributed, by such Person for or in connection with the acquisition by such Person of any stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; and

      (b) the amount of any advance, loan or extension of credit by such Person, to any other Person, or guaranty or other similar obligation of such Person with respect to any Indebtedness of such other Person, and (without duplication) any amount committed to be advanced, loaned, or extended by such Person to any other Person, or any amount the payment of which is committed to be assured by a guaranty or similar obligation by such Person for the benefit of, such other Person, provided that the foregoing shall exclude trade credit extended in the ordinary course of business.

      "IRS" - Internal Revenue Service or any successor agency.

      "ISI" - Interferon Sciences, Inc., a Delaware corporation.

      "Latest Balance Sheet" - as defined in subsection 3.9(a) hereof.

      "Leases" - leases and subleases (other than Capitalized Leases), licenses for the use of real property, easements, grants, and other rights and similar instruments under which any Borrower has the right to use real or personal property or rights of way.

      "Letter of Credit Commitment" - as to each Bank, the amount set forth opposite such Bank's name on the signature pages hereof under the caption "Letter of Credit Commitment" as such amount is subject to adjustment in accordance with the terms hereof. The aggregate Letter of Credit Commitment of all Banks on the date hereof shall be $1,000,000.

      "Letter(s) of Credit" - letters of credit issued by Fleet for purposes provided for in this Agreement or approved by the Majority Banks.

      "Lien" - any mortgage, deed of trust, pledge, security interest, encumbrance, lien or charge of any kind (including any agreement to give any of the foregoing), any conditional sale or other title retention agreement, any lease in the nature of any of the foregoing, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction (other than such a financing statement in connection with a "true lease", that is not a Capitalized Lease, under the Uniform Commercial Code of any jurisdiction).

      "Loan(s)" - as defined in Section 2.1 hereof. Loans of different types made or converted from Loans of other types on the same day (or of the same type but having different Interest Periods) shall be deemed to be separate Loans for all purposes of this Agreement.

      "Loan Documents" - this Agreement, the Notes, the Security Documents, the Subordination Agreements, Interest Rate Contracts to which any Borrower and any Bank are parties, Letters of Credit and all other documents executed and delivered in connection herewith or therewith, including all amendments, modifications and supplements of or to all such documents.

      "Loan Party" - each Borrower, each Subsidiary of each Borrower, and any other Person (other than the Banks and the Agent) which now or hereafter executes and delivers to any Bank or the Agent any Loan Document.

      "MXL" - as defined in the preamble.

      "Majority Banks" - at any time while no Loans are outstanding hereunder, Banks having at least 66% of the aggregate amount of the Commitments and, at any time while Loans are outstanding hereunder, Banks holding at least 66% of the outstanding aggregate principal amount of the Loans hereunder.

      "Management Fees" - for any period, all fees, emoluments or similar compensation payable by any Person in respect of services rendered in connection with the management or supervision of the management of such Person, other than salaries, bonuses and other compensation paid to any full-time executive employee in respect of such full-time employment.

      "Materially Adverse Effect" - A materially adverse effect on the business, condition (financial or otherwise), operations, performance or properties of the GPC Borrowers taken as a whole, or NPDC and its Subsidiaries taken as a whole.

      "Material Subsidiary" - any Subsidiary of NPDC which (i) as at the end of the most recent fiscal quarter of NPDC, held 10% or more of the consolidated assets of NPDC and its Subsidiaries, or (ii) for the four most recently completed fiscal quarters of NPDC accounted for more than 10% of the EBITDA, as defined in Section 6.9(a)(iii), of NPDC and its Subsidiaries on a consolidated basis, as shown on the financial statements of NPDC and its Subsidiaries, provided that for purposes of determining whether any Subsidiary acquired or organized after the date hereof is a Material Subsidiary, the financial statements of NPDC and its Subsidiaries shall be adjusted to include such Subsidiary acquired or organized after the date hereof as if such Subsidiary had been a Subsidiary at all times during such four fiscal quarters or, if shorter, during the period after it was organized. Notwithstanding the foregoing, Five Star shall not be deemed to be a Material Subsidiary.

      "New Type Loans" - as defined in Section 2.24 hereof.

      "Note(s)" - as defined in Section 2.4 hereof.

      "NPDC" - as defined in the preamble.

      "Obligations" - collectively, all of the Indebtedness, liabilities and obligations of each of the Borrowers to the Banks and the Agent, whether now existing or hereafter arising, direct or indirect, absolute or contingent, whether or not currently contemplated, arising under the Loan Documents. For the avoidance of doubt, the guaranty by NPDC executed pursuant to the Five Star Loan Agreement shall not be deemed to be an Obligation.

      "Payor" - as defined in Section 2.18 hereof.

      "PBGC" - Pension Benefit Guaranty Corporation or any successor agency.

      "Permitted Liens" - as to any Person: (i) pledges or deposits by such Person under workers' compensation laws, unemployment insurance laws, social security laws, or similar legislation, or good faith deposits or security deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness for borrowed money of such Person) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States Government Bonds to secure surety, appeal, performance or other similar bonds to which such Person is a party, or deposits as security for contested taxes or import duties or for the payment of rent; (ii) Liens imposed by law, such as carriers', warehousemen's, materialmen's and mechanic's liens in respect of obligations permitted under
Section 6.6(a) hereof or not overdue by more than 90 days, or Liens arising out of judgments or awards against such Person with respect to which no Event of Default under Section 8.7 exists; (iii) Liens for taxes, assessments and other governmental charges not yet subject to penalties for non-payment and Liens for taxes, assessments and other governmental charges the payment of which is being contested as permitted by Section 6.6(a) hereof; and (iv) survey exceptions, encumbrances, easements or reservations of, or rights of, others for rights of way, highways and railroad crossings, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties, or Liens incidental to the conduct of the business of such Person or to the ownership of such Person's property that were not incurred in connection with Indebtedness of such Person, all of which Liens referred to in the preceding clause (iv) do not in the aggregate materially detract from the use of the properties to which they relate in the ordinary course of the business taken as a whole of such Person, and as to all the foregoing Liens referred to in the preceding clause (iv) only to the extent they do not individually or in the aggregate have a Materially Adverse Effect.

      "Person" - an individual, a corporation, a partnership, a joint venture, a trust or unincorporated organization, a joint stock company or other similar organization, a government or any political subdivision thereof, a court, or any other legal entity, whether acting in an individual, fiduciary or other capacity.

      "Plan" - at any time an employee pension benefit plan that is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is either: (i) maintained by any Borrower or any member of the Controlled Group for employees of any Borrower, or by any Borrower for any other member of such Controlled Group, or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which any Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions.

      "Post-Default Rate" - as defined in Section 2.6(b) hereof.

      "Prime Rate" - the interest rate established from time to time by Fleet as its prime rate at the Principal Office. Notwithstanding the foregoing, the Borrowers acknowledge that Fleet may regularly make domestic commercial loans at rates of interest less than the rate of interest referred to in the preceding sentence. Each change in any interest rate provided for herein based upon the Prime Rate resulting from a change in the Prime Rate shall take effect on the Business Day immediately succeeding such change in the Prime Rate.

      "Prime Rate Loans" - Loans that bear interest at a rate based upon the Prime Rate.

      "Principal Office" - the principal office of Fleet presently located at 1133 Avenue of the Americas, New York, New York 10036.

      "Purchase Money Security Interest" - as defined in subsection 7.2(c) hereof.

      "Regulation D" - Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time.

      "Regulatory Change" - as to any Bank or any corporation controlling such Bank, any adoption of or change after the date of this Agreement in United States federal, state or foreign laws or regulations (including Regulation D and the laws or regulations that designate any assessment rate relating to certificates of deposit or otherwise (including the "Assessment Rate", if applicable to any Loan)) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks, including such Bank, of or under any United States federal, state or foreign laws or regulations  (whether  or  not  having  the  force  of  law)  by  any  court  or governmental or monetary authority charged with the interpretation or administration thereof.

      "Reimbursement Obligations" - as defined in Section 2.8.

      "Required Payment" - as defined in Section 2.18 hereof.

      "Reserve Requirement" - for any Fixed Rate Loans for any period as to which interest is payable hereunder, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such period under Regulation D against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against: (i)any category of liabilities that includes deposits by reference to which the Fixed Rate for Fixed Rate Loans is to be determined as provided in the definition of "Fixed Base Rate" in this Article 1, or (ii) any category of extensions of credit or other assets that include Fixed Rate Loans.

      "Security Documents" - as defined in Section 2.16 hereof.

      "Senior Debt" - all Indebtedness for borrowed money and Capitalized Lease Obligations of any Borrower to any Bank or other Person, other than Subordinated Debt. "Senior Debt" shall not include obligations under guaranties by any Borrower of Indebtedness for borrowed money or Capitalized Lease Obligations.

      "Stock Value" - as at any date of calculation of the Borrowing Base, the aggregate market value of the shares of Duratek or ISI, as applicable, owned beneficially and of record by any Borrower, free and clear of any Lien, computed by multiplying (i) the number of shares of ISI or Duratek, as applicable, by
(ii) the Current Market Price of each share, provided, however, that (i) if the shares of either or both of Duratek or ISI cease to be publicly traded, or the Current Market Price cannot be determined by the Majority Banks, or (ii) Duratek or ISI shall be the subject of any bankruptcy, insolvency or other similar proceedings, then the shares of Duratek or ISI, as the case may be, shall be deemed to have no market value hereunder. For purposes of this definition, "Lien" shall not include any obligation of a Borrower under the agreement dated November 7, 1996 between NPDC and Duratek.

      "Subordination Agreement" - as defined in Section 4.1(g).

      "Subordinated Debt" - all Indebtedness of each Borrower which is subordinated to the Obligations on terms and conditions at least as favorable to the Banks as are contained in the Subordination Agreement or on other terms and conditions acceptable to the Majority Banks, provided that, notwithstanding the terms of the Subordination Agreement, in order for such Indebtedness to be considered "Subordinated Debt", the principal amount of such Indebtedness shall not be payable until at least 180 days after the Commitment Termination Date, and no principal of or interest on or other amounts in respect to such Indebtedness shall be payable at any time after the occurrence and during the continuance of any Event of Default.

      "Subsidiary" - with respect to any Person, any corporation, partnership, trust (other than trusts relating to employee benefit plans), joint venture or other unincorporated organization, association or other enterprise, whether now existing or hereafter organized or acquired: (i) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors (other than securities having such power only by reason of the happening of a contingency) are at the time owned by such Person and/or one or more Subsidiaries of such Person, or (ii) in the case of a partnership, joint venture or other entity in which such Person is a general partner or joint venturer or of which a majority of the partnership or other ownership interests are at the time owned by such Person and/or one or more of its Subsidiaries.

      Unless the context otherwise requires, references in this Agreement to "Subsidiary" or "Subsidiaries" shall be deemed to be references to a Subsidiary or Subsidiaries of the Borrowers. Notwithstanding the foregoing, for purposes of this Agreement, the term "Subsidiaries" shall not include the Foreign Subsidiaries or the joint ventures referred to in Exhibit N.

      "Summit" - Summit Bank.

      "Tangible Net Worth" - as to any Person as of the date of determination thereof, the excess of total assets over total liabilities, and less the sum of (without duplication):

      (a) the total book value of all assets of such Person and its Subsidiaries properly classified as intangible assets under GAAP, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing; plus

      (b) all amounts representing any write-up not permitted under GAAP in the book value of any assets of such Person or its Subsidiaries resulting from a revaluation thereof subsequent to September 30, 1996; plus

      (c) to the extent otherwise includable in the computation of Tangible Net Worth, any subscriptions receivable; plus

      (d) any deferred charges and treasury stock.

      "Taxes" - as defined in Section 10.2(b).

      "Total Commitment" - the aggregate obligation of the Banks to make Loans and issue (or participate in) Letters of Credit hereunder not exceeding Twenty-Five Million Dollars ($25,000,000.00), as the same may be reduced pursuant to the terms hereof.

      "Unused Commitment" - as at any date, for each Bank, the difference, if any, between: (i) the amount of such Bank's Commitment as in effect on such date, and (ii) the sum of the then aggregate outstanding principal amount of all Loans made by such Bank and Reimbursement Obligations to such Bank plus an amount equal to such Bank's Commitment Percentage multiplied by the face amount of all outstanding Letters of Credit.

      "Written," "in writing" - and other variations thereof shall mean any form of written communication or a communication by means of telex, telecopier, telegraph or cable.

      Any accounting terms used in this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement, except that references in Article 5 to such principles shall be deemed to refer to such principles as in effect on the date of the financial statements delivered pursuant thereto.

      Article 2.  Commitments; Loans; Letters of Credit; Collateral.

            Section 2.1 Loans; Letters of Credit.

      (a) Each Bank will, on the terms and subject to the conditions of this Agreement, make loans (individually, a "Loan" and collectively, the "Loans") to the Borrowers during the Credit Period to but excluding the Commitment Termination Date in an aggregate principal amount at any one time outstanding up to, but not exceeding, the Commitment of such Bank as then in effect; provided however, that notwithstanding the foregoing, the sum of (i) the aggregate principal amount of Loans at any one time outstanding, plus (ii) the aggregate principal amount of Reimbursement Obligations at any one time outstanding, plus
(iii) the aggregate face amount of Letters of Credit at any one time outstanding, shall not exceed an amount equal to the lesser of (A) the Total Commitment, and (B) the Borrowing Base as then in effect.

      (b) Subject to the terms of this Agreement, during the Credit Period to but excluding the Commitment Termination Date, the Borrowers may (i) borrow, repay (provided that repayment of Fixed Rate Loans shall be subject to the provisions of Section 2.25 hereof) and reborrow Loans by means of Prime Rate Loans or Fixed Rate Loans, and (ii) convert Loans of one type into Loans of another type (as provided in Section 2.20 hereof).

      (c) Subject to the terms and conditions of this Agreement, Fleet shall upon request of NPDC, MXL or GPC, on behalf of the GPC Borrowers, issue at any time and from time to time during the Credit Period Letters of Credit in an aggregate face amount at any one time outstanding not to exceed One Million Dollars ($1,000,000) less the aggregate principal amount of all Reimbursement Obligations outstanding at such time. The Banks shall participate in such Letters of Credit as provided in Section 2.8 hereof.

            Section 2.2 Notices Relating to Loans and Letters of Credit.

      (a) NPDC, MXL or GPC, on behalf of the GPC Borrowers, shall give the Agent written notice of each borrowing, conversion and prepayment of each Loan and of the duration of each Interest Period applicable to each Fixed Rate Loan and of each request for issuance of a Letter of Credit (in each case, a "Borrowing Notice"). Each such written notice shall be irrevocable and shall be effective only if received by the Agent not later than 11 a.m., New York City time, on the date that is:

      (i) In the case of each notice of borrowing or prepayment of, or conversion into, Prime Rate Loans, and each request for issuance of a Letter of Credit, one Business Day prior to the date of the related borrowing, prepayment or conversion and three Business Days prior to the issuance date for such Letter of Credit; and

      (ii) In the case of each notice of borrowing or prepayment of, or conversion into, Fixed Rate Loans, or the duration of an Interest Period for Fixed Rate Loans, three Eurodollar Business Days prior to the date of the related borrowing, prepayment, or conversion or the first day of such Interest Period.

      (b) (i) Each such notice of borrowing, conversion or prepayment shall specify the amount (subject to Section 2.1 hereof) and type of Loans to be borrowed, converted or prepaid (and, in the case of a conversion, the type of Loans to result from such conversion), and the date of borrowing, conversion or prepayment (which shall be: (x) a Business Day in the case of each borrowing or prepayment of Prime Rate Loans, and (y) a Eurodollar Business Day in the case of each borrowing or prepayment of Fixed Rate Loans and each conversion of or into a Fixed Rate Loan). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate.

      (ii) Each such notice of issuance of a Letter of Credit shall be accompanied by Fleet's customary form of letter of credit application duly executed by a Borrower. In the event of any inconsistency between the provisions of any such application and this Agreement, the provisions of this Agreement shall, to the extent of such inconsistency, prevail.

      (c) The Agent shall notify the Banks of the content of each such Borrowing Notice promptly after its receipt thereof.

            Section 2.3 Disbursement of Loan Proceeds.

      Not later than 11:00 a.m., New York City time, on the date specified for each borrowing hereunder, each Bank shall transfer to the Agent, by wire transfer or otherwise, but in any event in immediately available funds, the amount of the Loan to be made by it on such date, and the Agent, upon its receipt thereof, shall disburse such sum to NPDC, MXL or GPC, on behalf of the GPC Borrowers, by depositing the amount thereof in an account of such Borrower designated by such Borrower maintained with Fleet or otherwise as instructed in writing by such Borrower to the Agent.

            Section 2.4 Notes.

      (a) The Loans made by each Bank shall be evidenced by a single promissory note of the Borrowers in substantially the form of ExhibitA-1 annexed hereto (hereinafter sometimes referred to individually as a "Note" and collectively as the "Notes") representing the joint and several obligation of the Borrowers. Each Note shall be dated the date of this Agreement, shall be payable to the order of a Bank in a principal amount equal to the Bank's Commitment as originally in effect, and shall otherwise be duly completed. The Notes shall be payable as provided in Sections 2.1 and 2.5 hereof.

     (b) Each Bank may enter on a schedule attached to its Note or in its internal records a notation with respect to each Loan made hereunder of: (i)the date and principal amount thereof, (ii)each payment and prepayment of principal thereof, (iii) the applicable interest rate and (iv) the Interest Period, if applicable. The failure of any Bank to make a notation on the schedule to its Note or in its internal records as aforesaid shall not limit or otherwise affect the obligation of the Borrowers to repay the Loans in accordance with their respective terms as set forth herein.

            Section 2.5 Repayment of Principal of Loans.

      (a) The Loans shall be payable by the Borrowers, on a joint and several basis, in full on the Commitment Termination Date.

      (b) The Loans shall be repaid by the Borrowers, on a joint and several basis, to the Agent for the account of each Bank as and when necessary to cause the aggregate outstanding principal amount of the Loans and Reimbursement Obligations, plus face amount of outstanding Letters of Credit, not to exceed the lesser of (1) the Total Commitment and (2) the Borrowing Base as then in effect.

      (c) The Loans may be prepaid at any time and from time to time, in whole or in part.

      (d) All prepayments provided for in Section 2.5 shall be without premium or penalty, except as provided in Section 2.25.

      (e) All prepayments provided for in Section 2.5 shall be made upon prior written notice to the Agent as provided in Section 2.2.

      (f) All prepayments provided for in Section 2.5 shall be in integral multiples of $100,000 or the outstanding principal balance of the Loans being prepaid.

      (g) Prepayments of Loans pursuant to Section 2.5 may, subject to the terms and conditions hereof, be reborrowed during the Credit Period.

      (h) All prepayments of Loans or any portion thereof shall be made together with payment of all interest accrued on the amount repaid through the date of such prepayment.

      Section 2.6 Interest.

      (a) The Borrowers shall jointly and severally pay to the Agent for the account of each Bank interest on the principal amount of each Loan made by such Bank, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the following rates per annum:

      (i) During such period that such Loan is a Prime Rate Loan, the Prime Rate plus the Applicable Margin; and

      (ii) During such periods that such Loan is a Fixed Rate Loan, for each Interest Period relating thereto, the Fixed Rate for such Loan for such Interest Period plus the Applicable Margin.

      (b) Notwithstanding the foregoing, if all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder or under any of the other Loan Documents shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to
(i) in the case of overdue principal and overdue interest on any Loan, two percent (2%) above the rate of interest otherwise applicable to such Loan pursuant to Section 2.6(a) during such period and (ii) in the case of other overdue amounts, two percent (2%) above the rate of interest applicable to Prime Rate Loans during such period (the "Post-Default Rate"), in each case from the date of such non-payment until such amount is paid in full (as well after as before judgment).

      (c) Except as provided in the next sentence, accrued interest on each Loan shall be payable: (i) in the case of a Prime Rate Loan, monthly on the last Business Day of each month, (ii) in the case of a Fixed Rate Loan, on each day that is one month or a whole multiple thereof after the first day of each Interest Period for such Loan and on the last day of each Interest Period for such Loan, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the conversion thereof into a Loan of another type (but only on the principal so paid, prepaid or converted). Accrued interest that is payable at the Post-Default Rate shall be payable from time to time on demand of the Agent or the Majority Banks. Promptly after the establishment of any interest rate provided for herein or any change therein, the Agent will notify the Banks and NPDC thereof, provided that the failure of the Agent to so notify NPDC or the Banks shall not affect the obligations of the Borrowers hereunder or under any of the Notes in any respect. The Agent is authorized, on any interest payment date hereunder, to debit any demand deposit account maintained by any Borrower with the Agent for such interest.

      (d) Anything in this Agreement or any of the Notes to the contrary notwithstanding, the obligation of the Borrowers to make payments of interest shall be subject to the limitation that payments of interest shall not be required to be made to any Bank to the extent that such Bank's receipt thereof would not be permissible under the law or laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Any such payments of interest that are not made as a result of the limitation referred to in the preceding sentence shall be made by the Borrowers to such Bank on the earliest interest payment date or dates on which the receipt thereof would be permissible under the laws applicable to such Bank limiting rates of interest that may be charged or collected by such Bank. Such deferred interest shall not bear interest.

      Section 2.7 Fees.

      (a) The Borrowers shall pay on the date hereof to the Agent for the account of each Bank a closing fee (the "Closing Fee") in an amount equal to 1/4 of 1% of such Bank's Commitment.

      (b) The Borrowers shall pay to the Agent for the account of each Bank, pro rata according to their respective Commitments, a commitment fee (the "Commitment Fee") on the daily average amount of such Bank's Unused Commitment for the period from the date hereof to and including the earlier of the date such Bank's Commitment is terminated or the Commitment Termination Date, at the rate of 1/4 of 1% per annum. The accrued Commitment Fee shall be payable quarterly on the last Business Day of each calendar quarter and on the earlier of the date the Commitments are terminated or the Commitment Termination Date.

      (c) The Borrowers shall pay to the Agent an agency fee (the "Agency Fee") for services rendered by the Agent, in its capacity as Agent hereunder, and other services relating hereto in the amount provided in the separate letter agreement dated February 19, 1997 between the Agent and NPDC and accepted by NPDC on February 26, 1997.

      (d) With  respect to Letters of  Credit,  the  Borrowers  shall pay to the
Agent:

      (i) for the account of Fleet as issuer of the Letters of Credit and the account of the other Banks, pro rata according to their respective Commitment Percentages, a fee at the rate per annum of 1.00% (or, after the occurrence and during the continuance of any Event of Default, 3.00%) on the face amount of each Letter of Credit (regardless of whether all conditions to drawing have been satisfied) for the period from and including the date of issuance of each Letter of Credit to and including the expiration date thereof. Such fee shall be payable (A) in advance, upon the issuance of each Letter of Credit and upon amendment of each Letter of Credit but only with respect to any increased portion of any Letter of Credit which shall be amended from time to time to increase the amount thereof, for the period from the date of issuance or amendment to and including the last day of the then current calendar quarter, and (B) thereafter quarterly in advance on the first day of each calendar quarter for the ensuing calendar quarter. Such fee shall be fully earned when paid and shall be non-refundable; and

      (ii) for the account of Fleet alone a non-refundable issuance fee payable at the time of issuance and extension or increase of each Letter of Credit in an amount equal to 1/8% flat of the face amount of each Letter of Credit or, as applicable, any increase therein; (collectively, the "Letter of Credit Fees").

      (e) The Closing Fee, the Commitment Fee, the Agency Fee and the Letter of Credit Fees are hereinafter sometimes referred to individually as a "Fee" and collectively as the "Fees".

      (f) The Agent is authorized, on any date on which any Fee is payable hereunder, to debit any demand deposit account maintained by any Borrower with the Agent for such Fee.

      Section 2.8 Letters of Credit.

      (a) (i) Each Letter of Credit issued, extended or renewed hereunder shall be denominated in Dollars and, among other things, (A) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (B) have an expiration date no more than one year after the date of issuance and no later than the date that is fourteen (14) days (or, if the beneficiary is located outside of the United States of America, forty-five (45) days) prior to the Commitment Termination Date, provided that so-called "evergreen" letters of credit that contain automatic renewal clauses but can be terminated within one year by notice from the issuing bank to the beneficiary shall be deemed for purposes of clause (B) above to have an expiration date which is the date upon which such letter of credit would terminate if such notice were given by the issuing bank.

      (ii) Prior to the date hereof, Fleet has issued the letters of credit listed in Schedule 2.8. Each of those letters of credit shall be deemed to be a Letter of Credit hereunder immediately after the making of the initial Loans hereunder. From and after the date of this Agreement, such Letters of Credit shall be subject to the terms of this Agreement and the Letter of Credit Fees provided for in Section 2.7(d)(i) (but not Section 2.7(d)(ii)) shall be payable as if such Letters of Credit were issued on the date of this Agreement. Fleet shall repay to the Borrowers any letter of credit fees previously paid to Fleet in respect of such letters of credit allocable to the period from and after the date of this Agreement. Such Letters of Credit shall be governed by the terms of this Agreement and any application delivered to Fleet in connection with their initial issuance, but in the event of any inconsistency between this Agreement and any such application, this Agreement shall, to the extent of such inconsistency, prevail.

      (b) Immediately upon the issuance of each Letter of Credit, each Bank (other than Fleet) shall be deemed to have, and hereby agrees to, irrevocably purchase and assume from Fleet a participation in Fleet's rights and obligations under such Letter of Credit and the related Reimbursement Obligations and other rights hereunder in an amount equal to such Bank's Commitment Percentage.

      (c) Each Borrowing Notice relating to a Letter of Credit shall refer to this Agreement and shall specify (i) the date on which such Letter of Credit is to be issued (which shall be a Business Day) and the face amount thereof, (ii) the name and address of the beneficiary, (iii) whether such Letter of Credit shall permit a single drawing or multiple drawings, (iv) the terms of the notice, if any, to be presented at the time of any drawing, (v) the expiry date of such Letter of Credit, and (vi) such other terms as Fleet may reasonably request from time to time.

      (d) Promptly after it shall have ascertained that any draft or request for payment, and any accompanying documents, presented under a Letter of Credit appear on their face to be in accordance with the terms and conditions of such Letter of Credit, Fleet may, but shall not be obligated to, give telephonic or telecopier notice to any Borrower of the receipt and amount of such draft or request for payment and the date on which payment thereon will be made. If Fleet shall pay any draft or request for payment presented under a Letter of Credit, the Borrowers shall pay to the Agent for the account of Fleet or, if the Agent shall have received the payments provided for in Section 2.8(e) hereof with respect to such drawing or payment, for the account of Fleet and the other Banks, the unreimbursed amount of such drawing on or prior to 1:00 p.m. New York time on the date such drawing is paid if paid before 11:00 a.m. New York time and if Fleet gives NPDC notice before that time that such payment was made, or if such payment is made or notice given after such time then on the next Business Day after the date on which such payment has been made and such notice has been given, together with interest thereon from the date of payment by Fleet until payment in full by the Borrowers at the Prime Rate plus the Applicable Margin for the first five days after notice of payment by Fleet to NPDC and thereafter at the Post-Default Rate (the obligations of the Borrowers under this
Section 2.8(d) being collectively called herein the "Reimbursement Obligations"). The obligations of the Borrowers under this Section 2.8(d) shall be payable without set-off, counterclaim, deduction, recoupment or offset of any nature whatsoever (whether sounding in tort, contract or otherwise) and shall be absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with their terms.

      (e) If Fleet shall pay any draft or request for payment presented under a Letter of Credit and if the Borrowers shall not have paid their Reimbursement Obligations by 1:00 p.m., New York time, on the date of such payment, then Fleet shall as promptly as practicable give notice to the Agent who shall as promptly as practicable give telephone, telecopier or telex notice to the other Banks of the date and amount of such payment and of each Bank's respective participation therein. Each Bank shall pay to the Agent, acting on behalf of Fleet, in immediately available funds, not later than 3:00 p.m. New York time, on the date of such payment of a draft or request for payment by Fleet (or, if the Agent shall notify such other Banks of such payment after 1:00 p.m., New York time, not later than 1:00 p.m., New York time on the next succeeding Business Day), an amount equal to the aggregate amount of such payment multiplied by such Bank's Commitment Percentage. Each Bank's obligation to make such payment to the Agent shall be absolute, irrevocable and unconditional under any and all circumstances without regard to any termination or reduction of the Commitments, any Default or Event of Default or any failure of any other Bank to make such payment. Promptly upon its receipt of funds from the Banks, the Agent shall pay such amounts, in immediately available funds, to Fleet.

      (f) Immediately after a demand upon the Borrowers by the Agent, which the Agent shall make only upon request from the Majority Banks following the occurrence and during the continuance of an Event of Default, or upon the occurrence of any Event of Default under Section 8.6 hereof, the Borrowers shall make deposits of cash collateral from time to time in a cash collateral account (the "LC Account") established by the Agent over which the Agent shall have exclusive dominion and control, in such amount as shall be necessary so that the cash collateral held in the LC Account shall be not less than the amount available for drawing under all outstanding Letters of Credit. The Agent shall at the request of the Borrowers, at such time as all Events of Default shall have been cured or waived, release any such cash collateral to the Borrowers upon maturity of any certificates of deposit or time deposits in which it is invested. Upon the occurrence and during the continuance of any Event of Default, the Agent may at any time and from time to time, in its sole discretion, cause the balance of the LC Account to be invested and reinvested in Fleet's negotiable certificates of deposit and/or time deposits having maturities up to 90 days and bearing interest at prevailing rates paid by Fleet on certificates of deposit or time deposit of similar amount and maturity. The Borrowers hereby assign and pledge to the Agent for the ratable benefit of (x) Fleet and (y) to the extent that other Banks have made the payments due under
Section 2.8(e) hereof, such Banks, the LC Account, all such certificates of deposit, time deposits and all proceeds thereof. Income, if any, on amounts held in the LC Account, at the option of the Agent or at the request of the Majority Banks, shall be credited against interest obligations of the Borrowers in respect of Loans or other Obligations or, if there are not Obligations or undrawn Letters of Credit then outstanding, shall be payable to the Borrowers upon its request. The Borrowers shall reimburse the Agent and Fleet for all costs and expenses incurred by the Agent and Fleet in connection with establishing and administering the LC Account. Notwithstanding any deposit of cash in the LC Account, the Letter of Credit Fees shall continue to accrue on the entire amount of Letters of Credit as provided in Section 2.7.

      (g) The Borrowers shall assume all risk of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Agent, Fleet and the Banks shall not be responsible for:

      (i) the   form,   validity,   enforceability,    sufficiency,   accuracy,
genuineness or legal effect of any Letter of Credit, any document submitted by any party in connection with the application for, issuance of or payment of drafts under a Letter of Credit, even if it should in fact prove to be in any or all respects in improper form, invalid, insufficient, inaccurate, fraudulent or forged;

      (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

      (iii) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex, telecopier or otherwise;

      (iv) the existence of any claim, set-off, defense, counterclaim or other right which any Borrower or any other Person may at any time have against the beneficiary under any Letter of Credit, the Agent, Fleet or any other Bank or any other Person in connection with this Agreement or any other transaction; or

      (v) any loss or delay in the transmission or otherwise of any document or draft required in order to make payment under a Letter of Credit.

      In furtherance and extension and not in limitation or derogation of any of the foregoing, Fleet shall have no liability to the Borrowers or any Bank for any action taken or omitted to be taken by Fleet in good faith in connection with a Letter of Credit.

      Section 2.9 Voluntary Changes in Commitment.

      NPDC shall be entitled to terminate or reduce the Commitments and the Total Commitment provided that NPDC shall give notice as to such termination or reduction to the Banks and that any partial reduction of the Commitments and the Total Commitment shall be in an aggregate amount equal to $500,000 or an integral multiple thereof. Any such termination or reduction shall be permanent and irrevocable.

      Section 2.10 Use of Proceeds of Loans.

      The proceeds of the Loans hereunder shall be used by the Borrowers solely for the following purposes:

      (a) To refinance all outstanding Indebtedness due to Fleet and Summit; and

                  (b)   General corporate purposes not prohibited hereunder.

      Section 2.11 Computations.

      Interest on all Loans and each Fee shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding (except in the case of Letter of Credit Fees) the last) occurring in the period for which payable.

      Section 2.12 Minimum Amounts of Borrowing, Conversions, Prepayments and Letters of Credit.

      Except for borrowings, conversions and prepayments that exhaust the full remaining amount of the Commitments (in the case of borrowing) or result in the conversion or prepayment of all Loans of a particular type (in the case of conversions or prepayments) or conversions made pursuant to Section 2.21, subsection 2.22 or Section 2.23 hereof, each borrowing from each Bank, each conversion of Loans of one type into Loans of another type and each voluntary prepayment of principal of Loans hereunder shall be in an amount at least equal to $300,000 in the case of Prime Rate Loans and $600,000 in the case of Fixed Rate Loans or an integral multiple thereof (borrowing, conversions and prepayments of different types of Loans at the same time hereunder to be deemed separate borrowing, conversions and prepayments for purposes of the foregoing, one for each type).

      Section 2.13 Time and Method of Payments.

      (a) All payments of principal, interest, Fees and other amounts (including indemnities) payable by the Borrowers hereunder shall be made in Dollars, in immediately available funds, by wire transfer or otherwise, to the Agent, at the Principal Office, not later than 11:00 a.m., New York City time, on the date on which such payment shall become due. The Agent or any Bank for whose account any such payment of principal, interest or Fees is to be made may, but shall not be obligated to, debit the amount of any such payment of principal, interest or Fees that is not made by such time to any ordinary deposit account of any Borrower with the Agent or such Bank, as the case may be. Any such payment of principal, interest, Fees or other amounts made on such date but after such time shall, if the amount paid bears interest, be deemed to have been made on, and interest shall continue to accrue and be payable thereon until, the next succeeding Business Day. If any payment of principal or interest becomes due on a day other than a Business Day, such payment may be made on the next succeeding Business Day and such extension shall be included in computing interest in connection with such payment. Each payment received by the Agent hereunder for the account of a Bank shall be paid to such Bank, in like funds, for the account of such Bank's Applicable Lending Office, or such other arrangements as the Agent and the Banks shall agree to, provided that after receipt by the Agent of any Letter of Credit Fee for the account of the Banks, the Agent shall be permitted a delay of up to two Business Days prior to paying each Bank its pro rata share thereof.

      (b) All payments hereunder and under the Notes shall be made without set-off, counterclaim, deduction, recoupment or offset of any nature and in such amounts as may be necessary in order that all such payments shall not be less than the amounts otherwise specified to be paid under this Agreement and the Notes.

      Section 2.14 Lending Offices.

      The Loans made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans.

      Section 2.15 Several Obligations.

      The failure of any Bank to make any Loan to be made by it on the date specified therefor shall not relieve the other Banks of their respective obligations to make their Loans on such date, but no Bank shall be responsible for the failure of the other Banks to make Loans to be made by such other Banks.

      Section 2.16 Security.

      (a) In order to secure the due payment and performance by the Borrowers of the Obligations, simultaneously with the execution and delivery of this Agreement, each of the GPC Borrowers and MXL shall:

      (i) Grant to the Agent for the ratable benefit of the Banks a first lien on and security interest in all of such Borrower's accounts receivable, inventory and related contract rights, whether now owned or hereafter acquired, tangible and intangible, by the execution and delivery to the Agent of a Security Agreement in substantially the form of Exhibit A-2 hereto (the
"Borrower Security Agreement" and, collectively, the "Borrower Security Agreements");

      (ii) Execute and deliver or cause to be executed and delivered such other agreements, instruments and documents as the Majority Banks or the Agent may reasonably require in order to effect the purposes of the Borrower Security Agreement, this Section 2.16 and this Agreement.

      (b) All of the agreements, instruments and documents provided for or referred to in this Section 2.16 are hereinafter sometimes referred to collectively as the "Security Documents".

      Section 2.17 Pro Rata Treatment Among Banks.

      Except as otherwise provided herein: (i) each borrowing from the Banks under Section 2.1 hereof will be made from the Banks and each payment of each Fee (other than the Agency Fee and the issuance fee for Letters of Credit payable to Fleet alone) shall be made for the account of the Banks pro rata according to their respective Commitment Percentages; (ii) each conversion of Loans of a particular type under Section 2.20 hereof (other than conversions provided for by Sections 2.21, 2.22 or 2.23 hereof) will be made pro rata among the Banks holding Loans of such type according to the respective principal amounts of such Loans held by such Banks; (iv) each payment and prepayment of principal of or interest on Loans of a particular type and Reimbursement Obligations will be made to the Agent for the account of the Banks holding Loans of such type and the Reimbursement Obligations pro rata in accordance with the respective unpaid principal amounts of such Loans and the Reimbursement Obligations held by such Banks; and (v) Interest Periods for Loans of a particular type shall be allocated among the Banks holding Loans of such type pro rata according to the respective principal amounts of such Loans held by such Banks.

      Section 2.18 Non-Receipt of Funds by the Agent.

      Unless the Agent shall have been notified by a Bank or the Borrowers (the "Payor") prior to the date on which such Bank is to make payment to the Agent of the proceeds of a Loan to be made by it hereunder or the Borrowers are to make a payment to the Agent for the account of one or more of the Banks, as the case may be (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment shall, on demand, repay to the Agent the amount made available to it together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day (when the recipient is a Bank) or equal to the Federal Funds Rate for the first three Business Days after receipt and thereafter the rate of interest applicable to such Loan (when the recipient is a Borrower).

      Section 2.19 Sharing of Payments and Set-off Among Banks.

      Each of the Borrowers hereby agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Bank may otherwise have, the Agent and each Bank shall be entitled, at its option, to offset balances held by it at any of its offices against any principal of or interest on any of the Loans and/or Obligations hereunder, or any Fee payable to it, that is not paid when due (regardless of whether such balances are then due to such Borrower), in which case it shall promptly notify such Borrower and (in the case of offset by a Bank) the Agent thereof, provided that its failure to give such notice shall not affect the validity thereof. Except after the occurrence and during the continuance of any Event of Default, the Agent and the Banks shall be permitted to exercise such rights of offset only against principal, interest and Fees not paid when due. If a Bank shall effect payment of any principal of or interest on Loans and/or other Obligations held by it under this Agreement through the exercise of any right of set-off, banker's lien, counterclaim or similar right, it shall promptly purchase from the other Banks participations in the Loans held by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such payment pro rata in accordance with the unpaid principal and interest on the Loans and/or other Obligations held by each of them. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. Each Borrower agrees that any Bank so purchasing a participation in the Loans and/or other Obligations held by the other Banks may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans and/or other Obligations in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise and retain the benefits of exercising any such right with respect to any other indebtedness or obligation of any Borrower.

      Section 2.20 Conversions of Loans.

      The Borrowers shall have the right to convert Loans of one type into Loans of another type from time to time, provided that: (i) NPDC, MXL or GPC, on behalf of the GPC Borrowers, shall give the Agent notice of each such conversion as provided in Section 2.2 hereof; (ii) Fixed Rate Loans may be converted only on the last day of an Interest Period for such Loans; and (iii) no Prime Rate Loan may be converted into a Fixed Rate Loan if on the proposed date of conversion a Default or an Event of Default exists. The Agent shall use its best efforts to notify NPDC, MXL or GPC, on behalf of the GPC Borrowers, of the effectiveness of such conversion, and the new interest rate to which the converted Loans are subject, as soon as practicable after the conversion; provided, however, that any failure to give such notice shall not result in any liability of the Agent or affect the Borrowers' Obligations, or the Agent's or the Banks' rights and remedies, hereunder in any way whatsoever.

      Section 2.21 Additional Costs; Capital Requirements.

      (a) In the event that after the date of this Agreement any change in or adoption of any law or regulation, guideline or interpretation thereof by any court or administrative or governmental authority charged with the administration thereof, or compliance by any Bank or any corporation controlling such Bank with any new or changed request or directive (whether or not having the force of law) of any such authority shall impose, modify or deem applicable or result in the application of, any capital maintenance, capital ratio or similar requirement against commitments made or Letters of Credit issued or participated in by any Bank hereunder or the Obligations of the Borrowers, and the result of any event referred to above is to (i) impose upon any Bank or any corporation controlling such Bank or increase any capital requirement applicable as a result of the making or maintenance of, such Bank's Commitment, the issuance of Letters of Credit or participations therein or the Obligations of the Borrowers hereunder (which imposition of capital requirements may be determined by each Bank's reasonable allocation of the aggregate of such capital increases or impositions), or (ii) reduce the rate of return on such Bank's capital or the capital of any corporation controlling such Bank to a level below that which it could have achieved but for such adoption, change, request or directive, then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such law, regulation, guideline, interpretation, request or directive exists and determines to make such demand, the Borrowers shall immediately pay to such Bank from time to time as specified by such Bank additional commitment fees which shall be sufficient to compensate such Bank or any corporation controlling such Bank for such imposition of or increase in capital requirements or reduced rate of return together with interest on each such amount from the date demanded until payment in full thereof, such interest, for the first thirty (30) days after the date of such demand, to be at the rate applicable to Loans hereunder, and, from and after the thirty-first (31st) day after such demand, at the Post-Default Rate applicable to Loans hereunder. A certificate setting forth in reasonable detail the amount necessary to compensate such Bank or any corporation controlling such Bank as a result of an imposition of or increase in capital requirements or reduced rate of return submitted by such Bank to NPDC shall be conclusive, absent manifest error, as to the amount thereof. For purposes of this Section 2.21, in calculating the amount necessary to compensate any Bank or any corporation controlling such Bank for any imposition of or increase in capital requirements or reduced rate of return, such Bank shall allocate such amount among its customers similarly situated to the Borrowers in good faith and on an equitable basis.

      (b) In the event that any Regulatory Change shall: (i) change the basis of taxation of any amounts payable to any Bank under this Agreement or the Notes in respect of any Loans or other Obligations (other than taxes imposed on the overall net income of such Bank for any such Loans by the United States of America or the jurisdiction in which such Bank has its principal office or Applicable Lending Office); or (ii) impose or modify any reserve, Federal Deposit Insurance Corporation premium or assessment, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Fixed Base Rate" in Article 1 hereof); or (iii) impose any other conditions affecting this Agreement in respect of Loans, Letters of Credit or participations therein (or any of such extensions of credit, assets, deposits or liabilities); and the result of any event referred to in clause (i), (ii) or (iii) above shall be to increase such Bank's costs of making or maintaining any Loans, Letters of Credit or participations therein or its Commitment, or to reduce any amount receivable by such Bank hereunder in respect of any of its Loans, Letters of Credit or participations therein or its Commitment (such increases in costs and reductions in amounts receivable are hereinafter referred to as "Additional Costs") then, upon demand made by such Bank as promptly as practicable after it obtains knowledge that such a Regulatory Change exists and determines to make such demand (a copy of which demand shall be delivered to the Agent), the Borrowers shall pay to such Bank from time to time as specified by such Bank, additional commitment fees or other amounts which shall be sufficient to compensate such Bank for such increased cost or reduction in amounts receivable by such Bank from the date of such change, together with interest on each such amount from the date demanded until payment in full thereof, such interest, for the first thirty (30) days after the date of such demand, to be at the rate applicable to Loans hereunder, and, from and after the thirty-first (31st) day after such demand, at the Post-Default Rate applicable to Loans hereunder.

      (c)  Without  limiting  the  effect of the  foregoing  provisions  of this
Section 2.21, in the event that, by reason of any Regulatory Change, any Bank either: (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Fixed Rate Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Fixed Rate Loans, or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Bank so elects by notice to NPDC (with a copy to the Agent), the obligation of such Bank to make, and to convert Loans of any other type into, Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (and all Loans of such type then outstanding shall be converted into Prime Rate Loans or into Fixed Rate Loans of another duration, as the case may be, in accordance with Section 2.24 hereof).

      (d) Determinations by any Bank for purposes of this Section 2.21 of the effect of any Regulatory Change on its costs of making or maintaining Loans or on amounts receivable by it in respect of Loans, and of the additional amounts required to compensate such Bank in respect of any Additional Costs, shall be set forth in writing in reasonable detail and shall be conclusive, absent manifest error.

      (e) In the event that any Bank demands compensation under this Section 2.21, then (without limiting or reducing the obligations of the Borrowers under this Section 2.21), such Bank shall take reasonable steps to mitigate the circumstances resulting in such demand, provided, that such Bank shall not be required to take any such steps if, in its opinion, such steps (i) would be inconsistent with the Bank's internal policies, (ii) would or might have an adverse effect upon the Bank's business, operations or financial condition or
(iii) would result in any cost, liability or expense to the Bank.

      (f) The provisions of this Section 2.21 shall survive any termination of this Agreement.

      Section 2.22 Limitation on Types of Loans.

      Anything herein to the contrary notwithstanding, if, on or prior to the determination of an interest rate for any Fixed Rate Loans for any Interest Period therefor, any Bank determines (which determination shall be conclusive):

      (a) by reason of any event affecting the money markets in the United States of America or the Eurodollar interbank market, quotations of interest rates for the relevant deposits are not being provided to it in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for such Loans under this Agreement; or

      (b) the rates of interest referred to in the definition of "Fixed Base Rate" in Article 1 hereof upon the basis of which the rate of interest on any Fixed Rate Loans for such period is determined, do not accurately reflect the cost to such Bank of making or maintaining such Loans for such period, then such Bank promptly shall notify the Agent which shall give NPDC and each other Bank prompt notice thereof (and shall thereafter give NPDC and each Bank prompt notice of the cessation, if any, of such condition), and so long as such condition remains in effect, the Banks shall be under no obligation to make Loans of such type or to convert Loans of any other type into Loans of such type and the Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected type either prepay such Loans in accordance with Section 2.5 hereof or convert such Loans into Loans of another type in accordance with Section 2.20 hereof.

      Section 2.23 Illegality.

      (a) Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to:
(i) honor its obligation to make Fixed Rate Loans hereunder, or (ii) maintain Fixed Rate Loans hereunder, then such Bank shall promptly notify NPDC thereof (with a copy to the Agent), describing such illegality in reasonable detail (and shall thereafter promptly notify NPDC and the Agent of the cessation, if any, of such illegality), and such Bank's obligation to make Fixed Rate Loans and to convert other types of Loans into Fixed Rate Loans hereunder shall, upon written notice given by such Bank to NPDC, be suspended until such time as such Bank may again make and maintain Fixed Rate Loans and such Bank's outstanding Fixed Rate Loans shall be converted into Prime Rate Loans in accordance with Sections 2.20 and 2.24 hereof.

      Section 2.24 Certain Conversions pursuant to Sections 2.21, 2.22 and 2.23.

      If the Loans of any Bank of a particular type (Loans of such type are hereinafter referred to as "Affected Loans" and such type is hereinafter referred to as the "Affected Type") are to be converted pursuant to Section 2.21, Section 2.22 or Section 2.23 hereof, such Bank's Affected Loans shall be converted into Prime Rate Loans, or Fixed Rate Loans of another type, as the case may be (the "New Type Loans") on the last day(s) of the then current
Interest Period(s) for the Affected Loans (or, in the case of a conversion required by Section 2.21 or Section 2.23 hereof, on such earlier date as such Bank may specify to NPDC with a copy to the Agent) and, until such Bank gives notice as provided below that the circumstances specified in Section 2.21,
Section 2.22 or Section 2.23 hereof that gave rise to such conversion no longer exist:

      (a) to the extent that such Bank's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Affected Loans shall be applied instead to its New Type Loans;

      (b) all Loans that would otherwise be made by such Bank as Loans of the Affected Type shall be made instead as New Type Loans and all Loans of such Bank that would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) New Type Loans; and

      (c) if Loans of any of the Banks other than such Bank that are the same type as the Affected Type are subsequently converted into Loans of another type (which type is other than New Type Loans), then such Bank's New Type Loans shall be automatically converted on the conversion date into Loans of such other type to the extent necessary so that, after giving effect thereto, all Loans held by such Bank and the Banks whose Loans are so converted are held pro rata (as to principal amounts, types and, to the extent applicable, Interest Periods) in accordance with their respective Commitments.

      Section 2.25 Indemnification.

      The Borrowers shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall compensate such Bank for any loss, cost or expense (excluding loss of anticipated profits) incurred by such Bank (as reasonably determined by such
Bank) as a result of:

      (a) any payment or prepayment or conversion of a Fixed Rate Loan held by such Bank on a date other than the last day of an Interest Period for such Fixed Rate Loan; or

      (b) any failure by any Borrower to borrow a Fixed Rate Loan held by such Bank on the date for such borrowing specified in the relevant Borrowing Notice under Section 2.2 hereof, such compensation to include, without limitation, an amount equal to: (A) any loss or expense suffered by such Bank during the period from the date of receipt of such early payment or prepayment or the date of such conversion or the date of failure to borrow to the last day of the applicable Interest Period if the rate of interest obtainable by such Bank upon the redeployment of an amount of funds equal to such Bank's pro rata share of such payment, prepayment or conversion or the amount that any Borrower failed to borrow is less than the rate of interest (less the Applicable Margin) applicable to such Fixed Rate Loan for such Interest Period, or (B) any loss or expense suffered by such Bank in liquidating Eurodollar deposits prior to maturity that correspond to such Bank's pro rata share of such payment, prepayment, conversion or the amount that any Borrower failed to borrow. The determination by each such Bank of the amount of any such loss or expense, when set forth in a written notice to NPDC, containing such Bank's calculation thereof in reasonable detail, shall be presumed correct, in the absence of manifest error.

      Section 2.26 Withholding Tax Exemption.

      Each of the Agent, any Bank or Eligible Assignee that is a Non-U.S. Person (as defined below) and that is, or becomes, a party hereto hereby represents and warrants that, as of the date it becomes a party to this Agreement, payments made to it hereunder are exempt from withholding of U.S. Federal income taxes
(i) because such payments are effectively connected with a United States trade or business conducted by such Non-U.S. Person or (ii) pursuant to the terms of an income tax treaty between the United States and such Non-U.S. Person's country of residence. Each of the Agent and any Bank or Eligible Assignee that is not incorporated or otherwise formed under the laws of the United States of America or a state thereof (a "Non-U.S. Person") agrees that, on or prior to the date of this Agreement or, if later, the date it becomes a party to this Agreement, it will deliver to the Agent and the Borrowers two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, or any successor applicable form (a "Form 1001 or 4224"), as the case may be, certifying in each case that such Bank, the Agent or Eligible Assignee is entitled to receive payments payable to it hereunder without deduction or withholding of any United States Federal income taxes. Each of the Agent, or any Bank or Eligible Assignee that delivers to the Borrowers and the Agent two copies of Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to the Borrowers and the Agent further copies of such Form 1001 or 4224, as the case may be, or other manner of certification reasonably satisfactory to the Borrowers and the Agent, on or before the date that any such form expires or becomes obsolete or on the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrowers or the Agent, and such extensions or renewals thereof as may reasonably be requested by the Borrowers or the Agent, certifying that such Agent, Bank or Eligible Assignee, as the case may be, is entitled to receive payments hereunder without deduction or withholding of any United States Federal income taxes, or, to the extent applicable following a Regulatory Change, subject to a reduced rate thereof. Notwithstanding the foregoing provisions of
Section 2.26, if on or prior to the date on which any delivery of such Form 1001 or 4224 providing for a complete exemption from withholding of any United States Federal income taxes ("Complete Exemption Forms"), as the case may be, would otherwise be required, there has occurred any Regulatory Change that renders all such Complete Exemption Forms inapplicable or ineffective for the Agent, such Bank or Eligible Assignee, as the case may be, or which would prevent any of them from duly completing and delivering any such Complete Exemption Form or certification with respect to it, the Agent, or such Bank or Eligible Assignee, as the case may be, shall advise the Borrowers that it shall be subject to withholding of United States Federal income tax at the full statutory rate or at a reduced rate thereof (whichever is applicable). Each Non-U.S. Person shall have an obligation under this paragraph to furnish a Complete Exemption Form to the Borrowers and the Agent until a Regulatory Change occurs which would render such form inapplicable or ineffective or prevent such Non-U.S. Person from providing any such form. Notwithstanding any provision of this Agreement to the contrary, the Borrowers shall have no obligation to pay any Taxes or to indemnify any Bank, the Agent or any Eligible Assignee for such Taxes pursuant to this Agreement to the extent that such Taxes result from (i) the failure of any Bank, Agent, or Eligible Assignee to comply with its obligations pursuant to this paragraph or (ii) any representation made in the first sentence of this paragraph or on Form 1001 or 4224 or successor applicable form or certification by any Bank, the Agent, or Eligible Assignee incurring such Taxes proving to have been incorrect, false or misleading in any material respect when so made or deemed to be made.

      Section 2.27 Concerning Joint and Several Liability of the Borrowers.

      (a) Each of the Borrowers is accepting joint and several liability for all Obligations hereunder in consideration of the financial accommodation to be provided by the Banks under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and in consideration of the undertakings of each of the Borrowers to accept joint and several liability for the obligations of each of them.

      (b) Each of the Borrowers jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers with respect to the payment and performance of all of the Obligations, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Borrowers without preferences or distinction among them.

      (c) If and to the extent that any of the Borrowers shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, the other Borrowers will make such payment with respect to, or perform, such Obligation.

      (d) The  obligations of each Borrower under the provisions of this Section
2.27 constitute full recourse obligations of such Borrower, enforceable against it to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstances whatsoever.

      (e) Except as otherwise expressly provided herein, each Borrower hereby waives notice of acceptance of its joint and several liability, notice of any and all Loans made or other Obligations incurred under this Agreement, notice of occurrence of any Event of Default, or of any demand for any payment under this Agreement, notice of any action at any time taken or omitted by the Agent or any Bank under or in respect of any of the Obligations, any requirement of diligence and, generally, all demands, notices and other formalities of every kind in connection with this Agreement. Each Borrower hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by the Agent or any Bank at any time or times in respect of any default by any Borrower in the performance or satisfaction of any term, covenant, condition or provision of this Agreement, any and all other indulgences whatsoever by the Agent or any Bank in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any Borrower. Without limiting the generality of the foregoing, each Borrower assents to any other action or delay in acting or failure to act on the part of the Agent or any Bank, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder which might, but for the provisions of this Section 2.27, afford grounds for terminating, discharging or relieving such Borrower, in whole or in part, from any of its obligations under this Section 2.27, it being the intention of each Borrower that, so long as any of the Obligations remain unsatisfied, the obligations of such Borrower under this
Section 2.27 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each Borrower under this Section
2.27 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, reconstruction or similar proceeding with respect to any Borrower or any Bank. The joint and several liability of the Borrowers hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any Borrower or any Bank.

      (f) The provisions of this Section 2.27 are made for the benefit of the Agent and each Bank and their successors and assigns, and may be enforced by it from time to time against any of the Borrowers as often as occasion therefor may arise and without requirement on the part of the Agent or any Bank first to marshal any of its claims or to exercise any of its rights against the other Borrowers or to exhaust any remedies available to it against the other Borrowers or to resort to any other source or means of obtaining payment of any of the Obligations or to elect any other remedy. The provisions of this Section 2.27 shall remain in effect until all the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Agent or any Bank upon the insolvency, bankruptcy or reorganization of any of the Borrowers, or otherwise, the provisions of this
Section 2.27 will forthwith be reinstated in effect, as though such payment had not been made.

      Article 3. Representations and Warranties.

      The Borrowers hereby represent and warrant to the Banks and the Agent that:

      Section 3.1 Organization.

      (a) Each of the Borrowers and each other Loan Party is duly organized and validly existing under the laws of its state of organization and has the power to own its assets and to transact the business in which it is presently engaged and in which it proposes to be engaged. Exhibit B hereto accurately and completely lists as of the date hereof, as to each Borrower and each other Loan
Party: (i) the state of incorporation or organization of each such entity, and the type of legal entity that each of them is, and the classes and number of authorized and outstanding shares of capital stock of each such corporation, and the non-public owners of such outstanding shares of capital stock, and (ii) the business in which each of such entities is engaged. All of the foregoing shares or other equity interests that are issued and outstanding on the date hereof have been duly and validly issued and are fully paid and non-assessable, and are owned by the Persons referred to on Exhibit B, free and clear of any Lien except as otherwise provided for herein. Except as set forth on Exhibit B, on the date hereof there are no outstanding warrants, options, contracts or commitments of any kind entitling any Person to purchase or otherwise acquire any shares of capital stock or other equity interests of any of the Borrowers nor are there outstanding any securities that are convertible into or exchangeable for any shares of capital stock or other equity interests of any Borrower. Except as set forth on Exhibit B, on the date hereof none of the Borrowers has any Subsidiary or is engaged in any joint venture or partnership with any other Person.

      (b) Each of the Borrowers and each other Loan Party is in good standing in its state of organization and in each state in which it is qualified to do business. There are no jurisdictions other than as set forth on Exhibit B hereto in which the character of the properties owned or proposed to be owned by any Borrower or any other Loan Party or in which the transaction of the business of any Borrower or any other Loan Party as now conducted or as proposed to be conducted requires or will require such Borrower or any other Loan Party to qualify to do business and as to which failure so to qualify could have a Materially Adverse Effect.

      Section 3.2 Power, Authority, Consents.

      Each Borrower and each other Loan Party has the power to execute, deliver and perform the Loan Documents to be executed by it. Each Borrower has the power to borrow hereunder and has taken all necessary corporate action to authorize the borrowing hereunder on the terms and conditions of this Agreement. Each Borrower and each other Loan Party has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance of the Loan Documents to be executed by it. No consent or approval of any Person (including, without limitation, any stockholder of any corporate Loan Party), no consent or approval of any landlord or mortgagee, no waiver of any Lien or right of distraint or other similar right and no consent, license, certificate of need, approval, authorization or declaration of any governmental authority, bureau or agency, is or will be required in connection with the execution, delivery or performance by the Borrowers or any other Loan Party, or the validity, enforcement or priority, of the Loan Documents or any Lien created and granted thereunder, except (a) as set forth on Exhibit C hereto, each of which either has been duly and validly obtained on or prior to the date hereof and is now in full force and effect, or is designated on Exhibit C as waived by the Majority Banks, (b) the filing of UCC-3 assignments by Fleet to the Agent and filing of UCC-1 financing statements by the Agent and (c) consents under any agreement, bond, note or indenture referred to in Section 3.3 hereof, the failure of which to be obtained would not create (with or without the giving of notice or lapse of time, or both), a default under or breach of such agreement, bond, note or indenture that would individually or in the aggregate have a Materially Adverse Effect.

      Section 3.3 No Violation of Law or Agreements.

      The execution and delivery by each Borrower and each other Loan Party of each Loan Document to which it is a party and performance by it hereunder and thereunder, will not violate any provision of law and will not, except as set forth on Exhibit C hereto, conflict, in any material respect, with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, and will not conflict with any certificate of incorporation or by-laws of any Borrower or any other Loan Party, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which any Borrower or any other Loan Party is a party, or by which any of them is bound or any of their respective properties or assets is affected, that would individually or in the aggregate have a Materially Adverse Effect, or result in the imposition of any Lien of any nature whatsoever upon any of the properties or assets owned by or used in connection with the business of any Borrower or any other Loan Party, except for the Liens created and granted pursuant to the Security Documents.

      Section 3.4 Due Execution, Validity, Enforceability.

      This Agreement and each other Loan Document to which any Loan Party is a party has been duly executed and delivered by the Loan Party that is a party thereto and each constitutes the valid and legally binding obligation of such Borrower or other Loan Party that is a party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors' rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion.

      Section 3.5 Properties, Priority of Liens.

      All of the properties and assets covered by any Security Document and owned by the respective Borrowers and each other Loan Party that is executing a Security Document are owned by each of them, respectively, free and clear of any Lien of any nature whatsoever, except as provided for in the Security Documents, and as permitted by Section 7.2 hereof. The Liens that, simultaneously with the execution and delivery of this Agreement and the consummation of the initial Loans, have been created and granted by the Security Documents constitute valid perfected first Liens on the properties and assets covered by the Security Documents, subject to no prior or equal Lien except as permitted by Section 7.2 hereof.

      Section 3.6 Judgments, Actions, Proceedings.

      Except  as set  forth  on  Exhibit  E  hereto,  there  are no  outstanding judgments, actions or proceedings, including, without limitation, any Environmental Proceeding, pending before any court or governmental authority, bureau or agency, with respect to or, to the best of any Borrower's knowledge, threatened against or affecting any Borrower or any other Loan Party, that (a) could reasonably be expected to have a Materially Adverse Effect, (b) question the validity of this Agreement or any of the other Loan Documents, or (c) purport to materially adversely affect any transaction contemplated by the Loan Documents, nor, to the best of any Borrower's knowledge, is there any reasonable basis for the institution of any such action or proceeding that is probable of assertion, nor are there any such actions or proceedings in which any Borrower or any other Loan Party is a plaintiff or complainant.

      Section 3.7 No Defaults, Compliance With Laws.

      Except as set forth on Exhibit F hereto, neither any Borrower nor any other Loan Party is in default under any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment to which it is a party or by which it is bound, or any other agreement or other instrument by which any of the properties or assets owned by it or used in the conduct of its business is affected, which default could have a Materially Adverse Effect or a materially adverse effect on the ability of the Borrowers or any other Loan Party to perform its obligations under the Loan Documents to which it is a party. The Borrowers have complied and are in compliance in all respects with all applicable laws, ordinances and regulations, resolutions, ordinances, decrees and other similar documents and instruments of all courts and governmental authorities, bureaus and agencies, domestic and foreign, including, without limitation, all applicable Environmental Laws and Regulations, non-compliance with which could reasonably be expected to have a Materially Adverse Effect or a materially adverse effect on the ability of any Borrower or other Loan Party to perform its obligations under the Loan Documents to which it is a party.

      Section 3.8 Burdensome Documents.

      Except as set forth on Exhibit G hereto, neither any Borrower nor any of the other Loan Parties is a party to or bound by, nor are any of the properties or assets owned by any Borrower or any other Loan Party used in the conduct of their respective businesses affected by, any agreement, ordinance, resolution, decree, bond, note, indenture, order or judgment, including, without limitation, any of the foregoing relating to any Environmental Matter, that has or is expected in the future to have a Materially Adverse Effect.

      Section 3.9 Financial Statements

      Each of the Financial Statements is correct and complete in all material respects and presents fairly the consolidated financial position of the Borrowers included therein, and each other entity to which it relates, as at its date, and the results of operations for the period then ended, subject to year-end audit adjustments in the case of the interim financial statements, and has been prepared in accordance with generally accepted accounting principles. Neither the Borrowers, nor any other entity to which any of the Financial Statements relates, has any material obligation, liability or commitment, direct or contingent (including, without limitation, any Environmental Liability), that is not reflected in the Financial Statements and that could have a Materially Adverse Effect. There has been no material adverse change in the financial position or operations of the Borrowers, or any other entity to which any of the Financial Statements relates, since the date of the latest balance sheet included in the Financial Statements (the "Latest Balance Sheet"). Each Borrower's fiscal year is the twelve-month period ending on December 31 in each year.

      Section 3.10 Tax Returns

      Each of the Borrowers has filed or caused to be filed all federal, state and local tax returns required to be filed by it and has not failed to pay any taxes, or interest and penalties relating thereto, on or before the due dates thereof or any lawful extensions, except those taxes being contested in good faith and by appropriate proceedings diligently pursued, and as to which adequate reserves relating thereto have been established. Except to the extent that proper reserves therefor are reflected in the Financial Statements: (i) there are no material federal, state or local tax liabilities of any Borrower, due or to become due for any tax year ended on or prior to the date of the Latest Balance Sheet relating to such entity, whether incurred in respect of or measured by the income of such entity, that are not properly reflected in the Latest Balance Sheet relating to such entity, and (ii) there are no material claims pending or, to the knowledge of any Borrower, proposed or threatened against any Borrower, for past federal, state or local taxes.

      Section 3.11 Intangible Assets.

      Each of the Borrowers possesses all patents, trademarks, service marks, trade names, and copyrights, and rights with respect to the foregoing, necessary to conduct its business as now conducted, without any known conflict with the patents, trademarks, service marks, trade names, and copyrights and rights with respect to the foregoing, of any other Person, and each of such patents, trademarks, service marks, trade names, copyrights and rights with respect thereto, together with any pending applications therefor, which are material to the conduct of their respective businesses, are listed on Exhibit H hereto.

      Section 3.12 Regulation U.

      No part of the proceeds received by any Borrower from the Loans will be used directly or indirectly for: (a) any purpose other than as set forth in
Section 2.10 hereof, or (b) the purpose of purchasing or carrying, or for payment in full or in part of Indebtedness that was incurred for the purposes of purchasing or carrying, any "margin stock", as such term is defined in Section
221.3 of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II, Part 221.

      Section 3.13 Name Changes, Mergers, Acquisitions; Location of Collateral.

      (a) Except as set forth on Exhibit I hereto, neither any Borrower nor any other Loan Party that is granting Liens on its assets (other than shares of stock) pursuant to any Security Document has within the six-year period immediately preceding the date of this Agreement changed its name, been the surviving entity of a merger or consolidation, or acquired all or substantially all of the assets of any Person.

      (b) Except as set forth on Exhibit I hereto, no Collateral constituting personal property having an aggregate fair market value in excess of $50,000 covered by the Security Documents has, at any time during the four-month period immediately preceding the date hereof, been located anywhere other than at its location on the date hereof.

      Section 3.14 Full Disclosure.

      None of the Financial Statements, nor any certificate, opinion, or any other statement made or furnished in writing to the Agent or any Bank by or on behalf of any Borrower or any other Loan Party in connection with this Agreement or the transactions contemplated herein, contains any untrue statement of a material fact, or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading, as of the date such statement was made. There is no fact known to any Borrower that has, or would in the now foreseeable future have, a Materially Adverse Effect, which fact has not been set forth herein, in the Financial Statements or any certificate, opinion or other written statement so made or furnished to the Agent or the Banks other than industry-wide factors or factors which affect the economy in general.

      Section 3.15 Licenses and Approvals.

      Each Borrower has all necessary licenses, permits and governmental authorizations, which are material to their respective operations, financial condition and properties, including, without limitation, licenses, permits and authorizations relating to Environmental Matters, to own and operate its properties and to carry on its business as now conducted.

      Section 3.16 Labor Disputes; Collective Bargaining Agreements; Employee Grievances.

      Except as set forth on Exhibit J hereto: (a) on the date hereof, there are no collective bargaining agreements or other labor contracts covering any Borrower; (b) no such collective bargaining agreement or other labor contract will expire during the term of this Agreement; (c) to the best of each Borrower's knowledge, no union or other labor organization is seeking to organize, or to be recognized as bargaining representative for, a bargaining unit of employees of any Borrower which would have a Materially Adverse Effect;
(d) to the best of each Borrower's knowledge, there is no pending or threatened strike, work stoppage, unfair labor practice claim or charge, arbitration or other labor dispute against or affecting any Borrower or its employees, which would have a Materially Adverse Effect; (e) there has not been, during the five
(5) year period prior to the date hereof, a strike, work stoppage, unfair labor practice claim or charge, arbitration or other labor dispute against or affecting any Borrower or any of its employees; and (f) there are no actions, suits, charges, demands, claims, counterclaims or proceedings pending or, to the best of any Borrower's knowledge, threatened against such Borrower, by or on behalf of, or with, its employees, other than employee grievances arising in the ordinary course of business, which would have a Materially Adverse Effect.

      Section 3.17 Condition of Assets.

      All of the assets and properties of each Borrower that are reasonably necessary for the operation of its business are in good working condition, ordinary wear and tear excepted, and are able to serve the function for which they are currently being used.

      Section 3.18 ERISA.

      (a) The Borrowers currently have Plans listed on Exhibit K hereto, the application of ERISA to which could give rise to direct or contingent liabilities of the Borrowers to the PBGC, the Department of Labor or the IRS.

      (b) Each of the Plans is operated and administered in all material respects in accordance with applicable laws including, but not limited to, all material applicable provisions of ERISA and the Code, and each Borrower has made all requisite premium payments to the PBGC.

      (c) Except as described in Exhibit K hereto, no "Reportable Event", as defined in Title IV of ERISA, that is subject to the 30-day notice requirement of Section 4043(b) of ERISA in respect of any of the Plans has occurred. None of the Borrowers has received any notice from the PBGC that any of the Plans is being involuntarily terminated or from the Secretary of the Treasury that any partial or full termination of any of the Plans has occurred and no event shall have occurred, and there shall exist as of the date hereof no condition or set of circumstances that present a material risk of the involuntary termination of any of the Plans.

      (d) No unpaid or contingent liability to the PBGC has been or is expected to be incurred, directly or indirectly, by any Borrower (other than for payment of PBGC premiums in the ordinary course). No event has occurred and there exists no condition or set of circumstances that presents a material risk of the termination or partial termination of any Plan that could result, directly or indirectly, in a liability on the part of any Borrower to the PBGC.

      (e) No  "prohibited  transaction"  as defined  in Section  406 of ERISA or
Section 4975 of the Code has occurred with respect to any of the Plans which would subject any Borrower to any material liability.

      (f) Each Borrower has made all required contributions under the Plans for all periods through and including December 31, 1996, or adequate accruals therefor have been provided for in the Financial Statements. No "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, has occurred with respect to any of the Plans.

      (g) Except as described in Exhibit K hereto, the actuarial value of vested benefits required to be funded by any Borrower, or with respect to which any Borrower is liable under the Plans, did not as of the last valuation date, which in the case of any individual Plan was not earlier than December 31, 1996, exceed the actuarial value of the assets of the Plans allocable to such vested and non-vested benefits.

      (h) No Borrower is a participating employer in any Plan under which more than one employer makes contributions as described in Section 4063 and 4064 of ERISA or a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

      (i)(i) All references to a Borrower in this Section 3.18 or in any other Section of this Agreement relating to ERISA shall be deemed to refer to such Borrower and all other entities that are part of a Controlled Group.

      Section 3.19 Laws and Regulations.

      Neither any Borrower nor any Loan Party is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither any Borrower nor any other Loan Party is subject to regulation under any federal, state or foreign statute or regulation limiting its ability to incur or pay the obligations under this Agreement.

      Section 3.20 Inventory Management Corporation.

      Inventory Management Corporation is an inactive Subsidiary of GPC which is not engaged in any business or activity other than liquidating its assets which have a value less than $50,000 in total.

      Section 3.21 SGLG, Inc.

      The aggregate amount of Accounts of SGLG, Inc. (excluding the Indebtedness referred to in Exhibit M, paragraph 1) on the date hereof is not in excess of $2,000,000.

      Article 4. Conditions to the Loans and Letters of Credit.

      Section 4.1 Conditions to Initial Loans and Letters of Credit.

      The obligation of each Bank to make the initial Loans to be made by it hereunder and issue (or participate in) the initial Letters of Credit shall be subject to the fulfillment (to the satisfaction of the Banks) of the following conditions precedent:

      (a) The Borrowers shall have executed and delivered to the Agent the Notes.

      (b) The Borrowers shall have:

      (i) executed and delivered to the Agent the Borrower Security Agreements;

      (ii) duly executed and delivered to the Agent appropriate Uniform Commercial Code financing statements in order to enable the Agent to perfect and preserve its security interest in the Collateral which can be perfected by filing of such UCC financing statements;

      (iii)  if  required  by  the  Majority  Banks,   delivered  to  the  Agent
acknowledgment copies thereof evidencing such filings;

      (iv) delivered to the Agent: (A) copies of, or certificates of the brokers with respect to, policies of insurance owned by the Borrowers covering or in any manner relating to the Collateral and are otherwise in form and substance satisfactory to the Majority Banks, naming the Agent, in its capacity as such, as additional insured and loss payee as its interests may appear; and
(B) evidence of each Borrower's liability insurance policies;

      (v) in the case of the GPC Borrowers, delivered to the Agent notices required by the Borrower Security Agreements to comply with the Federal Assignment of Claims Act; and

      (vi) otherwise duly complied with all of the terms and conditions of the Security Documents to be executed by it.

      (c) Lawrence Gordon, Esq., general counsel to the Borrowers, Kenneth Crawford, Esq., general counsel to the GPC Borrowers, Piper & Marbury, special Maryland counsel to the Borrowers, and Duane, Morris & Heckscher, special New York and Pennsylvania counsel to the Borrowers, shall have delivered their opinions to the Agent, and in form and substance satisfactory to the Majority Banks, with such reliance on such opinions of special counsel in jurisdictions other than New York as shall be attached thereto as are satisfactory in form and substance to the Majority Banks.

      (d) The Borrowers shall have paid the Banks and Agent all Fees then due in accordance with the terms hereof.

      (e) The Agent and the Banks shall have received true and complete copies of the following, each certified as such in a certificate executed by the chief financial officer of NPDC on behalf of the Borrowers:

      (i)  The Financial Statements;

      (ii) Such agreements covered by the Security Documents as shall be specifically requested by the Majority Banks; and

      (iii) The Foreign Subsidiaries Pledged Note.

      (f) The Agent shall have received copies of the following:

      (i) All of the consents, approvals and waivers referred to on Exhibit C hereto (except only those which, as stated on Exhibit C, shall not be delivered), all landlord waivers of distraint or similar instruments of waiver or subordination with respect to all leased locations where inventory Collateral is located to the extent required by the Majority Banks;

      (ii) The certificates of incorporation of the Borrowers certified by the Secretary of State of their respective states of incorporation;

      (iii) The by-laws of the Borrowers, certified by their respective secretaries;

      (iv) All corporate action taken by the Borrowers to authorize the execution, delivery and performance of each of the Loan Documents to which it is a party and the transactions contemplated thereby, certified by their respective secretaries;

      (v) Good standing certificates as of dates not more than twenty (20) days, prior to the date of the initial Loan, with respect to each Borrower from the Secretary of State of their respective states of incorporation and each state in which each of them is qualified to do business, except that: (A) GPC shall deliver such certificates only for the following states where it is qualified: Maryland, Michigan, Virginia, Connecticut, New Jersey, South Carolina, Florida, California, Pennsylvania and New York, (B) GPE shall deliver such certificates only for the following state where it is qualified: Maryland,
(C) GPS shall deliver such certificates only for the following states where it is qualified: Connecticut, Maryland and Virginia, (D) NPDC shall deliver such certificates only for the following state where it is qualified: New York, and
(E) MXL shall deliver such certificates only for the following states where it is qualified: Pennsylvania and Illinois; and

      (vi) An incumbency certificate (with specimen signatures) with respect to each Borrower.

      (g) Each Borrower shall have executed a subordination agreement in favor of the Agent in substantially the form of Exhibit A-3 hereto providing for the subordination of all obligations to the other Borrowers to the Obligations (the "Subordination Agreement"), NPDC and GPC shall have executed a subordination agreement in favor of the Agent in substantially the form of Exhibit A-4 hereto relating to the 6% Subordinated Debentures Due 2004 dated as of August 31, 1996 issued by GPC, NPDC and Five Star shall have executed a Subordination Agreement in favor of the Agent providing for the subordination of NPDC's obligations to Five Star (including non-payment of such obligations at all times) to NPDC's Obligations and SGLG, Inc. and GPC shall have executed a Subordination Agreement in favor of the Agent providing for the subordination of GPC's obligations to SGLG, Inc. (including non-payment of such obligations at all times, except payments of $50,000 in each three-month period may be made in certain circumstances set forth therein) to GPC's Obligations.

      (h) The Foreign Subsidiaries shall have executed the Foreign Subsidiaries Pledged Note, and GPC shall have endorsed such note in blank and delivered the original of such note to the Agent.

      (i) The Agent shall have received UCC, tax lien and judgment searches in all locations referred to in the Borrower Security Agreements as chief executive offices or locations of MXL's inventory.

      (j) The Agent shall have received disbursement instructions specifying the use of Loan proceeds to pay outstanding Indebtedness of the Borrowers due to Fleet and Summit and agreements of Fleet in its individual capacity and as agent for the Banks financing MXL prior to the date hereof confirming the release of liens granted to Fleet in such capacities by the Borrowers.

      (k) The Agent shall have entered into an intercreditor agreement with the Agent under the Five Star Loan Agreement in substantially the form of Exhibit A-5 hereto.

      (l) (i) The Borrowers shall have complied and shall then be in compliance with all of the terms, covenants and conditions of this Agreement;

      (ii) After giving effect to the initial Loan, there shall exist no Default or Event of Default hereunder; and

      (iii) The representations and warranties contained in Article 3 hereof shall be true and correct on the date of such Loan or Letter of Credit;

and the Agent shall have received a Compliance Certificate dated the date of such Loan or Letter of Credit certifying, inter alia, that the conditions set forth in this subsection 4.1(k) are satisfied on such date.

      (m) All legal matters incident to the initial Loans and Letters of Credit shall be satisfactory to counsel to the Agent and counsel to each Bank.

      Section 4.2 Conditions to all Loans; Letters of Credit.

      (a) The obligation of each Bank to make each Loan and the obligation of Fleet to issue any Letter of Credit shall be subject to the fulfillment (to the satisfaction of the Banks) of the following conditions precedent:

      (i)  The Agent shall have received a Borrowing  Notice in accordance  with
Section 2.2 hereof.

      (ii) The Agent shall have received (A) a certificate dated the date of such Loan or Letter of Credit and effective as of such date, executed by the chief financial officer of NPDC on behalf of the Borrowers, certifying that (1) no Default or Event of Default under this Agreement exists or would exist after giving effect to the proposed Loan or Letter of Credit, including, without limitation, that the covenants set forth in Section 6.9 hereof would not be breached after giving effect to such proposed Loan or Letter of Credit, and (2) the representations and warranties contained in Article 3 hereof, in the other Loan Documents and in any document or instrument delivered pursuant to or in connection with this Agreement are true and with the same effect as though such representations and warranties were made on the date of such certificate (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and other changes, as to all such changes that singly or in the aggregate do not have a Materially Adverse Effect, and except to the extent that such representations and warranties relate expressly to an earlier date) and (B) a certificate as to the Borrowing Base in the form required by Section 5.10 hereof, except such certificate shall be dated the date of such Loan or Letter of Credit but may include Eligible Receivables as of the end of the most recent month, and the matters certified therein shall be true as of such date. Notwithstanding the foregoing provisions of this
Section 4.2(a)(ii)(2),  with respect to any  certificate  delivered  pursuant to
Section 4.2(a)(ii), the references to Loan Party in the representations and warranties contained in Article 3 hereof shall be deemed to exclude Five Star.

      (iii) All legal matters incident to such Loan or Letter of Credit shall be satisfactory to counsel for the Agent and counsel to each Bank.

      (b) In the event that a certificate referred to in Section 4.2(a)(ii)(A) shall not be received prior to making any Loan or issuing any Letter of Credit, a Borrower's request for such Loan or Letter of Credit shall be deemed to be a representation and warranty that the matters that should have been set forth in such certificate are true and correct on the date of such Loan or Letter of Credit.

      Article  5. Delivery of Financial Reports, Documents and Other
Information.

      While the Commitments are outstanding, and, in the event any Loan or Letter of Credit remains outstanding, so long as the Borrowers are indebted to the Banks or the Agent and until payment in full of the Notes and full and complete performance of all of their other Obligations arising hereunder, the Borrowers shall deliver to each Bank and the Agent:

      Section 5.1 Annual Financial Statements.

      (a) Annually, as soon as available, but in any event within one hundred five (105) days after the last day of each of its fiscal years, a consolidated and consolidating balance sheet of (i) all the Borrowers and their Subsidiaries, and (ii) the GPC Borrowers and their Subsidiaries as at such last day of the fiscal year, and the related consolidated and consolidating statements of income and retained earnings and statements of cash flow of such parties, for such fiscal year, each prepared in accordance with GAAP, in reasonable detail, and, as to the consolidated statements, certified without qualification by KPMG Peat Marwick or another firm of independent certified public accountants satisfactory to the Agent and the Majority Banks, or certified, as to the consolidating statements, by the chief financial officer of NPDC on behalf of the Borrowers, as fairly presenting the financial position and the results of operations of (A) the Borrowers and their Subsidiaries, and (B) the GPC Borrowers and their Subsidiaries as at and for the year ending on its date and as having been prepared in accordance with GAAP.

      (b) As to NPDC, ISI and Duratek, as soon as available, but in any event within one hundred five (105) days after the last day of each of its fiscal years, true and correct copies of its Annual Report on Form 10-K for such fiscal year as filed with the Securities and Exchange Commission.

      (c) As soon as practicable, but in any event not later than thirty (30) days after the end of each fiscal year of NPDC and GPC, the annual business plan of NPDC and of the GPC Borrowers and forecasts and projections prepared by the management of the Borrowers, in each case in form and detail reasonably satisfactory to the Majority Banks, of consolidated and consolidating balance sheets and related statements of operations, changes in stockholders equity and cash flow on an annual basis for each of the following two fiscal years.

      Section 5.2 Quarterly and Monthly Financial Statements.

      (a) As soon as available, but in any event within fifty (50) days after the end of each Borrower's first three fiscal quarterly periods in each fiscal year, a consolidated and consolidating balance sheet of (i) all the Borrowers and their Subsidiaries and (ii) the GPC Borrowers and their Subsidiaries as of the last day of such quarter, and the related consolidated and consolidating statements of income and retained earnings and statements of cash flow of such parties, for such quarter, and on a comparative basis with figures for the corresponding period of the immediately preceding fiscal year, as well as a backlog report for each of the GPC Borrowers' business segments, all in reasonable detail; each such statement to be certified in a certificate of the chief financial officer of NPDC on behalf of the Borrowers as accurately presenting in all material respects the financial position and the results of operations of (A) the Borrowers and their Subsidiaries and (B) the GPC Borrowers and their Subsidiaries, as at its date and for such quarter, and as having been prepared in accordance with generally accepted accounting principles consistently applied (subject to year-end audit adjustments).

      (b) As to NPDC, ISI and Duratek, as soon as available, but in any event within fifty (50) days after the end of its first three fiscal quarterly periods in each fiscal year, true and correct copies of its Quarterly Reports on Form 10-Q for each quarterly period as filed with the Securities and Exchange Commission.

      (c) As soon as it is  available,  but in any event not later  than  thirty
(30) days after the end of each of the fiscal quarters of GPC, a copy of the quarterly business report for such fiscal quarter in the form as is currently prepared by GPC or such other form as is reasonably acceptable to the Majority Banks.

      (d) Within twenty-five (25) days after the end of each of the fiscal quarters of GPC, an accounts receivable aging report of the GPC Borrowers and MXL, all to be certified by the chief financial officer of MXL or GPC, as applicable.

      (e) Within fifteen (15) days after the end of each of the fiscal quarters of NPDC, a schedule, certified as true and complete by the chief financial officer of NPDC on behalf of the Borrowers, in reasonable detail, listing all of the Borrowers' contingent liabilities that would be required to be disclosed in the annual audited consolidated financial statements of NPDC or GPC (including the footnotes thereto) if such contingent liabilities existed at the end of a fiscal year of NPDC or GPC.

      Section 5.3 Compliance Information.

      Promptly after a written request therefor, such other financial data or information evidencing compliance with the requirements of this Agreement, the Notes and the other Loan Documents, as any Bank may reasonably request from time to time.

      Section 5.4 No Default Certificate.

      At the same time as it delivers the financial statements required under the provisions of Sections 5.1 and 5.2 hereof, a certificate of the president or chief financial officer of NPDC on behalf of the Borrowers to the effect that, to the best of such officer's knowledge, after due inquiry, (a) the representations and warranties contained in Article 3 hereof, in the other Loan Documents and in any document or instrument delivered pursuant to or in connection with this Agreement are true and with the same effect as though such representations and warranties were made on the date of such certificate (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents and other changes, as to all such changes that singly or in the aggregate do not have a Materially Adverse Effect, and except to the extent that such representations and warranties relate expressly to an earlier date) and (b) no Default or Event of Default hereunder and no default which could have a Materially Adverse Effect under any other agreement to which any Borrower is a party or by which it is bound, or by which, to the best knowledge of any Borrower, any of its properties or assets, taken as a whole, may be materially affected, and no event which, with the giving of notice or the lapse of time, or both, would constitute such an Event of Default or default, exists, or, if such cannot be so certified, specifying in reasonable detail the exceptions, if any, to such statement. Such certificate shall be accompanied by a detailed calculation indicating compliance with the covenants contained in Sections 6.9 and 7.1, 7.2, 7.3, 7.5, 7.8, 7.9, 7.13 and 7.14 hereof and (if applicable) reconciliations to reflect changes in GAAP after the date of the Latest Balance Sheet. Notwithstanding the foregoing provisions of this
Section 5.4,  with  respect  to  any  certificate  delivered  pursuant  to  this
Section 5.4, the references to Loan Party in the representations and warranties contained in Article 3 hereof shall be deemed to exclude Five Star.

      Section 5.5 Certificate of Accountants.

      At the same time as it delivers the certified financial statements required under the provisions of Section 5.1 hereof, a certificate of the independent certified public accountants of the Borrowers to the effect that in making the examination necessary to said certification, they have obtained no knowledge that the Borrowers failed to comply with the terms, covenants, provisions or conditions of Article 6 or Article 7 hereof insofar as such Articles relate to accounting matters or, if such accountants shall have obtained knowledge of such failure, they shall disclose the failure in such statement.

      Section 5.6 Accountants' Reports.

      Promptly upon receipt thereof, copies of all other reports submitted to the Borrowers by their independent accountants in connection with any annual or interim audit or review of the books of the Borrowers made by such accountants, including, without limitation, the annual management letter.

      Section 5.7 Copies of Documents.

      Promptly upon their  becoming  available,  copies of any of the following:
(i) financial statements, projections, non-routine reports, notices (other than routine correspondence), requests for waivers and proxy statements, in each case, delivered by the Borrowers to any lending institution other than the Banks with which any Borrower has a lending relationship; (ii) correspondence or notices received by any Borrower from any federal, state or local governmental authority that regulates the operations of any Borrower, Duratek or ISI relating to an actual or threatened change or development that would be materially adverse to any Borrower, Duratek or ISI, (iii) registration statements and any amendments and supplements thereto, and any regular, periodic or special reports, if any, filed by any Borrower, Duratek or ISI with any securities exchange or with the Securities and Exchange Commission or any governmental authority succeeding to any or all of the functions of the said Commission; (iv) letters of comment or correspondence sent to any Borrower, Duratek or ISI by any such securities exchange or such Commission in relation to any Borrower, Duratek or ISI and its affairs; and (v) any appraisals received by any Borrower with respect to the properties or assets of such Borrower.

      Section 5.8 Notices of Defaults.

      Promptly, notice of the occurrence of any Default or Event of Default, or any event that would constitute or cause a Materially Adverse Effect.

      Section 5.9 ERISA Notices.

      (a) Concurrently with such filing, a copy of each Form 5500 that is filed with respect to each Plan with the IRS; and

      (b) Promptly, upon their becoming available, copies of: (i) all correspondence with the PBGC, the Secretary of Labor or any representative of the IRS with respect to any Plan, relating to an actual or threatened change or development that would cause a Materially Adverse Effect; (ii) copies of all actuarial valuations received by any Borrower with respect to any Plan; and
(iii) copies of any notices of Plan termination filed by any Plan Administrator (as those terms are used in ERISA) with the PBGC and of any notices from the PBGC to any Borrower with respect to the intent of the PBGC to institute involuntary termination proceedings.

      Section 5.10 Borrowing Base Certificate; Additional Information.

      (a) Monthly, as soon as available, but in any event not later than twenty-five (25) Business Days after the end of each calendar month, a certificate as to the Borrowing Base as of the last day of such calendar month in substantially the form of Exhibit L hereto; and

      (b) Such other information regarding the business, affairs and condition of the Borrowers, Duratek and ISI as the Agent or Majority Banks may from time to time reasonably request.

      Article 6. Affirmative Covenants.

      While the Commitments are outstanding, and, in the event any Loan or Letter of Credit remains outstanding, so long as the Borrowers are indebted to the Banks or the Agent, and until payment in full of the Notes and full and complete performance of all of their other Obligations arising hereunder, the Borrowers shall and shall cause each Material Subsidiary to:

      Section 6.1 Books and Records.

      (a) Keep true and accurate books of record and account in which full, true and correct entries shall be made in accordance with GAAP of all dealings or transactions in relation to its business and activities, and maintain duplicate books and records, which may be retained in electronic form or on other data processing media and which shall be updated not less frequently than monthly, at an alternate off-site location (in a fire-proof facility) and (b) maintain
adequate   accounts  and  reserves  for  all  taxes  (including  income  taxes), depreciation, depletion, obsolescence and amortization of its properties, contingencies, and other reserves.

      Section 6.2 Inspections and Audits, etc.

      (a) Permit the Banks to make or cause to be made (and, after the occurrence of and during the continuance of an Event of Default, at the Borrowers' expense) inspections and examinations of any books, records and papers of the Borrowers and their Material Subsidiaries and to make extracts therefrom and copies thereof, or to make inspections and examinations of any properties and facilities of the Borrowers and their Material Subsidiaries on reasonable notice, at all such reasonable times and as often as the Majority Banks may reasonably require, in order to assure that the Borrowers are and will be in compliance with their obligations under the Loan Documents or to evaluate the Banks' investment in the then outstanding Notes.

      (b) Permit the Banks to conduct or cause to be conducted at any time and from time to time, upon the reasonable request of the Majority Banks, with prior notice and during normal business hours, audits with respect to the Accounts to verify whether or not the information set forth in the Borrowing Base certificate referred to in Section 5.10 most recently delivered is accurate and complete in all material respects based upon a review by such auditors of the Accounts (including verification with respect to the amount, aging, identity and credit of the respective Account Debtors and the billing practices of MXL and the GPC Borrowers). All such audits shall be conducted by the Agent or its designee and made at the expense of the Borrowers; provided, that the Borrowers shall bear the expense (without duplication of any expense incurred pursuant to Section 6.2(a)) of no more than one audit for the GPC Borrowers and one audit for MXL during any twelve month period (excluding audits after the occurrence of and during the continuance of a Default or Event of Default which shall in each case be at the expense of the Borrowers).

      (c) Permit (and each Borrower hereby authorizes) the Banks to communicate directly with such Borrower's independent certified public accountants and authorizes such accountants to disclose to the Banks any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of such Borrower. At the request of the Agent or the Majority Banks, the Borrowers shall deliver a letter addressed to such accountants instructing them to comply with the provisions of this Section 6.2(c).

      Section 6.3 Maintenance and Repairs.

      Maintain in reasonably good repair, working order and condition, subject to normal wear and tear, all material properties and assets from time to time owned by it and used in or necessary for the operation of its business, and make all reasonable repairs, replacements, additions and improvements thereto, but only as in the judgment of the Borrowers may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times, provided, that nothing in this Section 6.3 shall prevent any of the Borrowers or the Material Subsidiaries from discontinuing the operation and maintenance of any of its properties and disposing of same if such discontinuance, or discontinuance and disposition, is, in the judgment of such Borrowers or the Material Subsidiaries, desirable in the conduct of its or their business and all such discontinuances, or discontinuances and dispositions, do not in the aggregate have a Materially Adverse Effect.

      Section 6.4 Continuance of Business.

      Do, or cause to be done, all things reasonably necessary to preserve and keep in full force and effect its corporate existence and all permits, rights (including, without limitation, rights in respect of patents and trademarks) and privileges necessary for the proper conduct of its business, except if no Materially Adverse Effect results from such loss, and continue to engage in the same or related lines of business.

      Section 6.5 Copies of Corporate Documents.

      In the case of the  Borrowers,  subject to the  prohibitions  set forth in
Section 7.12 hereof, promptly deliver to the Agent copies of any amendments or modifications to its certificate of incorporation and by-laws, certified with respect to the certificate of incorporation by the Secretary of State of its state of incorporation and, with respect to the by-laws, by the secretary or assistant secretary of such corporation.

      Section 6.6 Perform Obligations.

      (a) Pay and discharge all of its obligations and liabilities for all taxes, assessments and governmental charges upon its income and properties when due and all claims for labor, materials or supplies that if unpaid might become a Lien or charge upon any of its income or properties when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges and claims shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by the Borrowers or the Material Subsidiaries, as the case may be, and then only to the extent that a bond is filed in cases where the filing of a bond is necessary to avoid the creation of a Lien against any of its properties.

      (b) Comply in all material respects with all agreements and instruments by which it or any of its properties may be bound except for such noncompliance that would not singly or in the aggregate have a Materially Adverse Effect.

      Section 6.7 Notice of Litigation, etc.

      (a) Promptly notify the Banks in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving amounts in excess of Five Hundred Thousand Dollars ($500,000) individually or Two Million Dollars ($2,000,000) in the aggregate affecting any Borrower or Material Subsidiary whether or not fully covered by insurance, and regardless of the subject matter thereof (excluding, however, any actions relating to workers' compensation claims or negligence claims relating to use of motor vehicles, if fully covered by insurance, subject to deductibles).

      (b) Promptly upon becoming aware thereof, notify the Banks in writing of any setoff, claims, withholdings or other defenses to which any of the Collateral, or the Agent's rights with respect to the Collateral, are subject; provided, that such notice shall only be required if the aggregate amount of such setoffs, claims, withholdings or other defenses (i) equals or exceeds $250,000, or (ii) results in a requirement of a prepayment under Section 2.5(b) hereof.

      (c) Immediately upon becoming aware thereof, notify the Banks of any material change in the operations of such Borrower or Material Subsidiary which could reasonably be expected to have a Materially Adverse Effect, including, without limitation, (i) the cessation of operations at any facility of any of the foregoing that shall continue for a period of five (5) days or more which could reasonably be expected to have a Materially Adverse Effect, (ii) the consolidation of any of such facilities which could reasonably be expected to have a Materially Adverse Effect, (iii) any strike, work stoppage or other labor relations problem involving any of the foregoing which could reasonably be expected to have a Materially Adverse Effect and (iv) the start-up of any new operations of any of the foregoing commencing after the date of this Agreement which could reasonably be expected to have a Materially Adverse Effect.

      Section 6.8 Insurance.

      (a) (i) Maintain with financially sound and reputable insurance companies such insurance on such of its properties, in such amounts and against such risks and with such deductibles as is customarily maintained by similar businesses containing such terms and in such forms and for such periods as may be reasonable and prudent and will not result in any Borrower or Material
Subsidiary being deemed a co-insurer under applicable laws, regulations and policies, including, without limitation, the following:

      (1) Full extended coverage policy of theft, fire and hazard insurance, including, but not limited to vandalism and malicious mischief endorsements with respect to the Collateral; and (2) Business interruption insurance; and

      (3) Workers' compensation, general public liability insurance and product liability insurance;

      (ii) file with the Agent promptly upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby, together with certificates of insurance and copies of policies; and

      (b) Carry all insurance required by the PBGC in connection with its Plans.

            Section 6.9 Financial Covenants.

      (a) With respect to NPDC and its Subsidiaries on a consolidated basis and with respect to the GPC Borrowers and their Subsidiaries on a consolidated basis, have or maintain:

      (i) in the case of NPDC and its Subsidiaries on a consolidated basis, the ratio (the "Interest Coverage Ratio") of:

      (A) net income, plus (to the extent deducted in determining such net income) (x) Interest Expense (as defined below), (y) federal, state and local income taxes and (z) extraordinary losses, minus (to the extent added in determining such net income) (x) all interest and investment income (other than gains or losses on sales of capital stock) and (y) extraordinary gains or income (other than gains or losses on sales of capital stock ) (the foregoing amount, "EBIT");

                              to

      (B) Interest Expense,

      for each fiscal quarter in the fiscal years set forth below at equal or greater than the ratio set forth opposite such fiscal year below:

-------------------------------------------------------------------------------
Ratio                                   Fiscal Year
-------------------------------------------------------------------------------
1.20 to 1                               1997
-------------------------------------------------------------------------------
1.25 to 1                               1998
-------------------------------------------------------------------------------
1.30 to 1                               1999
-------------------------------------------------------------------------------

      As used herein, "Interest Expense" shall mean, for any period, the aggregate interest expense of a Person for such period, as determined in accordance with GAAP, including all commissions, discounts and other fees and charges and commitment fees accrued with respect to the Loans and the Letters of Credit, and net costs under Interest Rate Contracts properly included in interest expense and the portion of any Capitalized Lease Obligations allocable to interest expense, provided, however, that such amount shall be reduced, to the extent not included in the calculation thereof, by gains under Interest Rate Contracts.

      (ii) in the case of the GPC Borrowers and their Subsidiaries on a consolidated basis, the Interest Coverage Ratio for each fiscal quarter in the fiscal years set forth below at equal or greater than the ratio set forth opposite such fiscal year below:

-------------------------------------------------------------------------------
Ratio                                   Fiscal Year
-------------------------------------------------------------------------------
2.00 to 1                               1997
-------------------------------------------------------------------------------
2.50 to 1                               1998
-------------------------------------------------------------------------------
3.00 to 1                               1999
-------------------------------------------------------------------------------

      (iii) in the case of the GPC Borrowers and their Subsidiaries on a consolidated basis, the ratio of:

      (A) all Indebtedness under this Agreement and all other Indebtedness for borrowed money and Capitalized Lease Obligations and other Indebtedness of the type referred to in Section 7.1(j) ("Funded Debt");

                              to

      (B) the product of (x) 4 times (y) EBIT, plus (to the extent deducted in determining EBIT) depreciation and amortization of assets ("EBITDA") with Funded Debt and EBITDA to be determined for and as at the end of each fiscal quarter in the fiscal years set forth below at equal or less than the ratio set forth opposite such fiscal year below:

-------------------------------------------------------------------------------
Ratio                                   Fiscal Year
-------------------------------------------------------------------------------
3.00 to 1                               1997
-------------------------------------------------------------------------------
2.50 to 1                               1998
-------------------------------------------------------------------------------
2.25 to 1                               1999
-------------------------------------------------------------------------------

      (iv) in the case of NPDC and its Subsidiaries on a consolidated basis, the ratio of Funded Debt to Tangible Net Worth at all times during each fiscal quarter in the fiscal years set forth below at equal or less than the ratio set forth opposite such fiscal year below:

-------------------------------------------------------------------------------
Ratio                                   Fiscal Year
-------------------------------------------------------------------------------
 .75 to 1                                1997
-------------------------------------------------------------------------------
 .70 to 1                                1998
-------------------------------------------------------------------------------
 .65 to 1                                1999
-------------------------------------------------------------------------------


      (v)in the case of NPDC and its Subsidiaries on a consolidated basis, the ratio (the "Fixed Charge Coverage Ratio") of:

      (A) EBITDA

                              to

      (B) Interest Expense, plus Capital Expenditures, plus federal, state and local income taxes, plus the aggregate amount of all payments of principal payable within one year following the date as of which such amount is being determined on all Indebtedness for borrowed money (other than Indebtedness under this Agreement) and Capitalized Lease Obligations, for and as at the end of each fiscal quarter in the fiscal years set forth below at equal or greater than the ratio set forth opposite such fiscal year below:

-------------------------------------------------------------------------------
Ratio                                   Fiscal Year
-------------------------------------------------------------------------------
1.25 to 1                               1997
-------------------------------------------------------------------------------
1.30 to 1                               1998
-------------------------------------------------------------------------------
1.30 to 1                               1999
-------------------------------------------------------------------------------

      (vi) In the case of the GPC Borrowers and their Subsidiaries on a consolidated basis, the Fixed Charge Coverage Ratio for and as at the end of each fiscal quarter in the fiscal years set forth below at equal or greater than the ratio set forth opposite such fiscal year below:

-------------------------------------------------------------------------------
Ratio                                   Fiscal Year
-------------------------------------------------------------------------------
1.30 to 1                               1997
-------------------------------------------------------------------------------
1.30 to 1                               1998
-------------------------------------------------------------------------------
1.30 to 1                               1999
-------------------------------------------------------------------------------

      (vii) In the case of NPDC and its Subsidiaries on a consolidated basis, Tangible Net Worth at all times during each fiscal quarter in the fiscal years set forth below equal or greater than the minimum Tangible Net Worth set forth opposite such fiscal year below plus 80% of Net Equity Proceeds (as defined below) received by NPDC:

-------------------------------------------------------------------------------
Minimum Tangible Net Worth              Fiscal Year
-------------------------------------------------------------------------------
$60,000,000                             1997
-------------------------------------------------------------------------------
$68,000,000                             1998
-------------------------------------------------------------------------------
$75,000,000                             1999
-------------------------------------------------------------------------------

      As used herein, the term "Net Equity Proceeds" shall mean the gross cash proceeds received by NPDC in consideration of the issuance of any shares of capital stock of NPDC, or any rights, options or warrants with respect thereto, after the date hereof minus all fees and expenses with respect to underwriting commissions, legal, investment banking and accounting fees and disbursements, printing expense and any governmental fees incurred (or reasonably expected to be incurred) in connection with the issuance of such shares of capital stock.

      Section 6.10 Notice of Certain Events.

      (a) Promptly notify the Banks in writing of the occurrence of any Reportable Event, as defined in Section 4043 of ERISA, if a notice of such Reportable Event is required under ERISA to be delivered to the PBGC within 30 days after the occurrence thereof, together with a description of such Reportable Event and a statement of the action the Borrowers intend to take with respect thereto, together with a copy of the notice thereof given to the PBGC.

      (b) Promptly notify the Banks in writing if any Borrower or any other Loan Party receives: (i) any notice of any violation or administrative or judicial complaint or order having been filed or about to be filed against such Borrower or such other Loan Party alleging violations of any Environmental Law and Regulation, or (ii) any notice from any governmental body or any other Person alleging that such Borrower or such other Loan Party is or may be subject to any Environmental Liability, in each case that has the potential to have a Materially Adverse Effect or to materially adversely affect the Agent's security interests pursuant to the Security Documents; and promptly upon receipt thereof, provide the Banks with a copy of such notice together with a statement of the action such Borrower or such other Loan Party intends to take with respect thereto.

      Section 6.11 Comply with Laws.

      Comply with all applicable provisions of all laws, rules and regulations, including, without limitation, ERISA, now or hereafter in effect, except for non-compliance that would not singly or in the aggregate have a Materially Adverse Effect.

      Section 6.12 Environmental Compliance.

      Operate all property owned or leased by it such that no obligation, including a clean-up obligation, shall arise under any Environmental Law and Regulation, which obligation would constitute a Lien on any property of any Borrower or any other Loan Party; provided, however, that in the event that any such obligation arises, such Borrower or such other Loan Party shall, at its own cost and expense, immediately satisfy such obligation, or cause such obligation to be immediately satisfied.

      Section 6.13 Five Star and SGLG Corporate Documents.

      Not later than thirty days after the date of this Agreement, deliver and cause to be delivered corporate documents of Five Star and SGLG, Inc. of the type described in Section 4.1(f)(ii), (iii), (iv), (v) and (vi) as may be requested by the Agent or the Majority Banks to evidence the due authorization, execution and delivery of, and enforceability of, the Subordination Agreements executed by Five Star and SGLG, Inc.


      Article 7.  Negative Covenants.

      While the Commitments are outstanding, and, in the event any Loan or Letter of Credit remains outstanding, so long as the Borrowers are indebted to the Banks or the Agent and until payment in full of the Notes and full and complete performance of all of its other Obligations arising hereunder, the Borrowers shall not, and not permit any Material Subsidiary to, do, agree to do, or permit to be done, any of the following:

      Section 7.1 Indebtedness.

      Create, incur, permit to exist or have outstanding any Indebtedness, except:

      (a) Indebtedness of the Borrowers to the Banks and the Agent under this Agreement and the Loan Documents;

      (b) Current liabilities incurred in the ordinary course of business not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with purchases of goods and services;

      (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 6.6(a);

      (d) Indebtedness in respect of judgments or awards that do not constitute an Event of Default under Section8.7;

      (e) Performance or other guaranties given by any Borrower in respect of Indebtedness of the other Borrowers that is otherwise permitted pursuant to this
Section 7.1 and in respect of other obligations of the other Borrowers permitted under this Agreement;

      (f) Indebtedness of any of the Borrowers to any other Borrower;

      (g) Indebtedness not otherwise permitted under this Section 7.1 (other than to the Foreign Subsidiaries or to the joint ventures referred to in Exhibit
M) in aggregate principal amount not to exceed $100,000 at any one time outstanding;

      (h) Indebtedness in respect of deferred liabilities other than for deferred taxes and other than for borrowed money, including without limitation, deferred compensation, provided that the aggregate amount of such Indebtedness of the Borrowers and Material Subsidiaries incurred on or after the date hereof shall not exceed at any one time outstanding (i) $2,000,000 in the aggregate in the case of the GPC Borrowers, (ii) $500,000 in the case of NPDC, (iii) $500,000 in the case of MXL and (iv) $500,000 in the aggregate for all Material Subsidiaries (other than those covered in clauses (i) and (iii));

      (i) Indebtedness in respect of deferred taxes;

      (j) Indebtedness secured by the security interests referred to in subsection 7.2(c) hereof and Capitalized Lease Obligations, in each case incurred only if, after giving effect thereto, the limit on Capital Expenditures set forth in Section 7.13 hereof would not be breached;

      (k) Indebtedness consisting of obligations under Leases (other than Capitalized Leases) in each case incurred only if, after giving effect thereto, the limit set forth in Section 7.14 hereof would not be breached;

      (l) Subordinated Debt;

      (m) Guaranties permitted under Section 7.3 hereof; and

      (n) Indebtedness existing on the date hereof as set forth on Exhibit M hereto and other Indebtedness described in Exhibit M hereto.

      Section 7.2 Liens.

      Create, or assume or permit to exist, any Lien on any of the properties or assets of the Borrowers or any Material Subsidiary, whether now owned or hereafter acquired, or enter into any agreement with any other Person wherein any Borrower or any Material Subsidiary covenants not to create, assume or permit to exist any Lien on any of its present or future properties or assets, except:

      (a) Those created and granted by the Security Documents;

      (b) Permitted Liens;

      (c) Purchase money mortgages or security interests, conditional sale arrangements and other similar security interests, on real or personal property acquired by any Borrower or any Material Subsidiary (hereinafter referred to individually as a "Purchase Money Security Interest") with the proceeds of the Indebtedness referred to in subsection 7.1(j) hereof; provided, however, that:

      (i) The transaction in which any Purchase Money Security Interest is proposed to be created is not then prohibited by this Agreement;

      (ii) Any Purchase Money Security Interest shall attach only to the property or asset acquired in such transaction and shall not extend to or cover any other assets or properties of a Borrower or a Material Subsidiary;

      (iii) The Indebtedness secured or covered by any Purchase Money Security Interest shall not exceed the lesser of the cost or fair market value of the property or asset acquired and shall not be renewed or extended or prepaid from the proceeds of any borrowing by a Borrower or a Material Subsidiary; and

      (iv) The aggregate amount of all Indebtedness secured by Purchase Money Security Interests on a consolidated basis shall not at any time exceed, (A) in the case of MXL and its Subsidiaries, $500,000 at any one time outstanding,(B) in the case of the GPC Borrowers and their Subsidiaries, $300,000 incurred in any fiscal year or $900,000 at any one time outstanding, or (C) in the case of NPDC and its Subsidiaries (other than those referred to in the preceding clauses
(A) and (B)), $500,000 at any one time outstanding;

      (d) The interests of the lessor under any Capitalized Lease permitted hereunder;

      (e) Any interest or title of a lessor in assets being leased by any of the Borrowers or any Material Subsidiary under an operating lease; and

      (f) Liens existing on the date hereof as set forth on Exhibit D hereto.

      Section 7.3 Guaranties.

      (a) Except (i) guaranties set forth on Exhibit M hereto and renewals, extensions or replacements of guaranties set forth on Exhibit M hereto in respect of obligations in amounts not exceeding the amount guaranteed under the guaranties set forth in Exhibit M, (ii) as permitted by Section 7.1 and (iii) as provided below in this Section 7.3, assume, endorse, be or become liable for, or guarantee, the obligations of any Person, except by the endorsement of negotiable instruments for deposit or collection in the ordinary course of business. For the purposes hereof, the term "guarantee" shall include any agreement, whether such agreement is on a contingency or otherwise, to purchase, repurchase or otherwise acquire Indebtedness of any other Person, or to purchase, sell or lease, as lessee or lessor, property or services, in any such case primarily for the purpose of enabling another person to make payment of Indebtedness, or to make any payment (whether as an advance, capital contribution, purchase of an equity interest or otherwise) to assure a minimum equity, asset base, working capital or other balance sheet or financial condition, in connection with the Indebtedness of another Person, or to supply funds to or in any manner invest in another Person in connection with such Person's Indebtedness.

      (b) In addition to the foregoing, any Borrower or Material Subsidiary shall be permitted to guarantee the obligations of other Persons on the following terms and conditions:

      (i) at the time of entering into any such guarantee the Borrowers shall be in compliance with Section 6.9 and Article 7 hereof; and

      (ii)  the  aggregate  amount  outstanding of all  guarantees  entered into
pursuant  to  this  subsection   7.3(b)   (whether   guarantees  of  payment  or
performance) shall at no time exceed $5,000,000.

      For the purposes hereof, the "amount" of a guarantee shall mean, as to guarantees of payment, the aggregate maximum amount as to which a Borrower or Material Subsidiary may be liable at any time in respect of such guarantee, and as to guarantees of performance, the aggregate maximum amount of the consideration payable at any time for such performance to the Person whose performance is being guaranteed. If more than one Borrower and/or Material Subsidiary shall execute a guarantee of the same obligations of another Person, the amount of only one of such guarantees shall be counted for purposes of this
Section 7.3(b).

      Section 7.4 Mergers, Acquisitions.

      Merge or consolidate with any Person (whether or not a Borrower is the surviving entity), or acquire all or substantially all of the assets or any of the capital stock of any Person or acquire any equity interest in any other Person, except:

      (a) a merger or consolidation among any of the GPC Borrowers, provided that if GPC is a party thereto, GPC is the surviving entity; and

      (b) any Borrower or Material Subsidiary may merge with another Person or acquire all or substantially all of the assets or any capital stock of another Person in the same or a related line of business as a Borrower if, and only if, all of the following conditions are satisfied:

      (i) NPDC shall have given the Banks not less than thirty days' prior written notice of the proposed transaction together with a reasonably detailed description of the terms thereof, including pro forma consolidated balance sheets, income statements and statements of cash flow of NPDC and its Subsidiaries after giving effect to the proposed acquisition;

      (ii) if such proposed transaction is a merger to which a Borrower is a party, a Borrower shall be the surviving entity; if NPDC is a party to such merger, it shall be the surviving entity; if GPC is a party to such merger, it shall be the surviving entity; if MXL is a party to such merger, it shall be the surviving entity; and if any Material Subsidiary is a party to such merger, it shall be the surviving entity;

      (iii) no Default or Event of Default hereunder shall exist immediately prior to or after giving effect to the consummation of the proposed transaction and NPDC shall have delivered a Compliance Certificate to the Agent and the Banks describing the proposed transaction and containing a detailed calculation indicating compliance with the covenants contained in Sections 6.9 and Article 7 hereof;

      (iv) NPDC shall, upon request of the Agent or the Majority Banks, deliver to the Agent copies of the purchase or merger agreement and any other material documents executed in connection with the transaction;

      (v) the aggregate Acquisition Consideration (defined below) for all transactions permitted by this clause (b) of Section 7.4 from and after the date of this Agreement shall not exceed $15,000,000; and

      (vi) the Acquisition Consideration for any single transaction or series of related transactions permitted by this clause (b) of Section 7.4 shall not exceed $5,000,000, without the prior written consent of the Majority Banks.

      As used herein, the term "Acquisition Consideration" shall mean the amount of all cash consideration, the face amount of any note or other obligations issued by any Borrower or any Subsidiary in connection with any such transaction permitted under clause (b) of Section 7.4, and the fair market value of all other consideration paid or delivered by any Borrower or any Subsidiary in connection with any such transaction, together with the amount of any liabilities or obligations assumed by any Borrower or any Subsidiary and expenses incurred by them in connection with any such transaction.

      Section 7.5 Redemptions; Distributions.

      (a) Purchase, redeem, retire or otherwise acquire, directly or indirectly, or make any sinking fund payments with respect to, any shares of any class of stock of any Borrower now or hereafter outstanding or set apart any sum for any such purpose, except that NPDC may pay up to an aggregate of $5,000,000 after the date of this Agreement to purchase, redeem, retire or acquire shares of its common stock, provided that no Default or Event of Default shall exist before or after giving effect to any such transaction; or

      (b) Declare or pay any dividends or make any distribution of any kind on any Borrower's outstanding stock, or set aside any sum for any such purpose, except:

      (i) NPDC may declare and pay any dividend payable solely in shares of its common stock;

      (ii) each GPC Borrower (other than GPC) may declare and pay dividends to GPC; and

      (iii) GPC and MXL may declare and pay dividends from time to time to NPDC provided that no Default or Event of Default shall exist before or after giving effect to the payment of such dividend.

      Section 7.6 Stock Issuance.

      Issue any additional shares or any right or option to acquire any shares, or any security convertible into any shares, of the capital stock of any Borrower, except (a) in connection with stock dividends by NPDC as permitted under subsection 7.5(b) hereof, (b) NPDC may issue shares of its common stock, warrants or options exercisable for shares of its common stock and other securities, to the extent not prohibited under other provisions of this Agreement, convertible into shares of its common stock and (c) NPDC may issue shares of preferred stock with no mandatory redemption or other provisions that would permit the redemption of such preferred stock prior to six months after the Commitment Termination Date and with no dividends payable prior to six months after the Commitment Termination Date except in securities of NPDC permitted to be issued under this Section 7.6.

      Section 7.7 Changes in Business; Dispositions.

      (a) Engage primarily (directly or indirectly) in any business except the business conducted by it on the date hereof and any business related thereto, or make any material change in its business, or in the nature of its operation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of any of its property, assets, shares of stock or Indebtedness, whether now owned or hereafter acquired, except in the ordinary course of business consistent with past practice and for a fair consideration, and, with respect to shares of stock of ISI, Duratek or GSE Systems, Inc., except for sales of such stock for fair consideration, whether or not in the ordinary course of business consistent with past practice, or forgive any Indebtedness, or discount, sell, pledge, hypothecate or otherwise dispose of Accounts, except the transfer of assets in a merger or consolidation permitted hereunder and dispositions of assets and other transactions permitted by the proviso in Section 6.3; or

      (b) Sell, transfer or otherwise dispose of more than 600,000 shares of Duratek common stock in any fiscal year.

      Section 7.8 Prepayments.

      Make any voluntary or optional prepayment of any Indebtedness for borrowed money incurred or permitted to exist under the terms of this Agreement, other than Indebtedness evidenced by the Notes, provided that if no Default or Event of Default exists or would exist after giving effect to any such payment, (a) any of the Borrowers may prepay Indebtedness to another Borrower, (b) NPDC may pay up to $500,000 in the aggregate to purchase, redeem or prepay its outstanding Swiss Franc denominated bonds referred to in Exhibit M, (c) NPDC may prepay any or all of the 12% subordinated debentures referred to in Exhibit M, and (d) NPDC may purchase, redeem or prepay its outstanding Swiss Franc denominated bonds referred to in Exhibit M by issuing shares of common stock or other securities permitted to be issued pursuant to Section 7.6 hereof as payment therefor.

      Section 7.9 Investments.

      Make, or suffer to exist, any Investment in any Person, including, without limitation, any shareholder, director, officer or employee of any Borrower or any of the Subsidiaries, except:

      (a) Investments in:

      (i) marketable obligations issued or guaranteed by the United States of America;


      (ii)demand deposits, time deposits, certificates of deposit, bankers acceptances and other "money market instruments" issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having total assets of not less than $1,000,000,000;

      (iii) open market commercial paper bearing the highest credit rating issued by Standard & Poor's Corporation or by another nationally recognized credit rating agency;

      (iv) repurchase agreements entered into with any bank or trust company organized under the laws of the United States of America or any State thereof and having capital and surplus in an aggregate amount of not less than $500,000,000 relating to United States of America government obligations; and

      (v)shares of "money market funds" which do not invest in equity securities, each having net assets of not less than $100,000,000; in each case (except paragraph (v)) maturing or being due or payable in full not more than 365 days after a Borrower's acquisition thereof;

      (b) Investments in the form of loans to employees of a Borrower or any Loan Party, provided that the outstanding principal amount of all such loans to any one employee shall at no time exceed $300,000 and that the aggregate outstanding principal amount of all such loans shall at no time exceed $300,000;

      (c) Investment by any Borrower in any other Borrower, provided that no Default or Event of Default shall exist before or after giving effect to the making of any such Investment;

      (d) Investments in the form of inter-company loans or advances by NPDC to Five Star in an aggregate principal amount not to exceed $2,500,000 at any one time outstanding, provided that no Default or Event of Default shall exist before or after giving effect to the making of any such Investment;

      (e) Shares of stock of ISI and Duratek owned by the Borrowers on the date hereof as set forth on Exhibit N;

      (f) Investments with respect to Indebtedness permitted by Sections 7.1(e),
(f) or (m);

      (g) Investments in the form of loans and intercompany advances by GPC to the Foreign Subsidiaries existing on the date hereof in the amount of $682,535 and additional loans and advances by GPC to the Foreign Subsidiaries, provided that the aggregate principal amount of all such loans and advances outstanding at any time (i) during the twelve-month period after the date of this Agreement shall not exceed by more than $360,000 the amount outstanding on the date hereof, and (ii) during each subsequent twelve-month period shall not exceed by more than $360,000 the amount outstanding on the first day of each such twelve-month period;

      (h) Investments by NPDC in connection with the prepayments and other transactions permitted by Section 7.8;

      (i) other Investments (other than in Five Star, the Foreign Subsidiaries or the joint ventures referred to in Exhibit N) in an aggregate amount not to exceed $1,500,000 at any time outstanding; and

      (j) Investments described on Exhibit N of the Borrowers set forth therein.

      Section 7.10 Fiscal Year.

      Change its fiscal year unless it gives not less than thirty (30) days' prior written notice thereof to the Banks and the Borrowers agree to changes in this Agreement that the Majority Banks deem to be necessary or appropriate in connection with such change, or, except as required by GAAP, change its accounting treatment or reporting practices from those in effect on the date of the Latest Balance Sheet.

      Section 7.11 ERISA Obligations.

      (a) Except as set forth on Exhibit O annexed hereto, be or become obligated to the PBGC in excess of $50,000 other than in respect of annual premium payments.

      (b) Be or become obligated to the IRS in excess of $50,000 with respect to excise or other penalty taxes provided for in Section 4975 of the Code.

      Section 7.12 Amendments of Documents.

      In the case of the Borrowers, modify, amend, supplement or terminate, or agree to modify, amend, supplement or terminate, its certificate of incorporation or by-laws, except for amendments (of which prior written notice has been given to the Banks) that would not adversely affect any Obligations, any Collateral, any rights of the Agent or the Banks under the Loan Documents or the ability of such Borrower to perform its Obligations, or conduct its business as previously conducted.

      Section 7.13 Capital Expenditures.

      Make or be or become obligated to make Capital Expenditures in the aggregate for the Borrowers and the Material Subsidiaries in any fiscal year in excess of $2,500,000.

      Section 7.14 Rental Obligations.

      Enter into, or permit to remain in effect, any Lease (other than Capitalized Leases that are governed by Section 7.13 hereof), if, after giving effect thereto, the aggregate amount of all rentals and other obligations, including, without limitation, all percentage rents and additional rent, due from all the Borrowers and the Material Subsidiaries thereunder would exceed $5,500,000 during any fiscal year.

      Section 7.15 Transactions with Affiliates.

      Except as expressly  permitted by this Agreement,  directly or indirectly:
(a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any assets to an Affiliate; (c) merge into or consolidate with or purchase or acquire assets from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of any
Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate and management and consulting agreements); provided, however, that: (i) payments on Investments expressly permitted by Section 7.9 hereof may be made, (ii) any Affiliate who is a natural person may serve as an employee or director of any Borrower or Material Subsidiary and receive reasonable compensation (including, without limitation, stock options) for his services in such capacity, (iii) any Borrower or Material Subsidiary may enter into any transaction with an Affiliate providing for the leasing of property or the purchase or sale of services, product, inventory and other assets in the ordinary course of business if the monetary or business consideration arising therefrom would be substantially as advantageous to such Borrower or Material Subsidiary as the monetary or business consideration that would obtain in a comparable arm's length transaction with a Person not an Affiliate; (iv) no transaction between Borrowers shall be prohibited by this Section 7.15; (v) license and royalty agreements, equipment leases and guaranties listed on Exhibit P hereto shall not be prohibited by this Section 7.15.

      For purposes of this Section 7.15, "Affiliate" shall include, without limitation, any Person in which, to the knowledge of any Borrower, any NPDC non-public stockholder, officer, director or employee has a substantial interest or is an officer, director, trustee or partner.

      Section 7.16 Take or Pay Contracts.

      Enter into or be a party to any contract or arrangement for the purchase of materials, supplies, other properties or services if such contract or arrangement requires that payment be made by a Borrower or a Material Subsidiary regardless of whether or not such materials, supplies, other properties or services are delivered or forwarded to it.


      Section 7.17 Sale and Leaseback.

      Enter into any arrangement, directly or indirectly, whereby such Borrower or a Material Subsidiary shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that such Borrower or Material Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

      Section 7.18 IMC.

      Enter into any transaction or arrangement of any nature with Inventory Management Corporation, except as may be necessary to permit the liquidation and dissolution of such corporation without incurring any liability of the Borrowers.

      Section 7.19 SGLG, Inc.

      Not permit SGLG, Inc. to have or own Accounts (excluding the Indebtedness referred to in Exhibit M, paragraph 1) in an aggregate amount outstanding in excess of $3,000,000 at any time.

      Article 8. Events Of Default.

      If any one or more of the following events ("Events of Default") shall occur and be continuing, then, upon written notice given to NPDC on behalf of the Borrowers by the Agent or the Majority Banks (except that in the case of the occurrence of any Event of Default described in Section 8.6 no such notice shall be required), the Commitments shall terminate and the entire unpaid balance of the principal of and interest on the Notes outstanding and all other Obligations and Indebtedness of the Borrowers to the Banks and the Agent arising hereunder and under the other Loan Documents (including, without limitation, the obligation to deposit cash collateral under Section 2.8(f) hereof) shall immediately become due and payable without presentment or demand for payment, notice of non-payment, notice of intent to accelerate, protest or further notice or demand of any kind, all of which are expressly waived by the Borrowers:

      Section 8.1 Payments.

      Failure to make any payment or mandatory prepayment of principal or interest upon any Note or to make any payment of any Fee when due; or

      Section 8.2 Certain Covenants.

      Failure to perform or observe any of the agreements of any Borrower contained in subsection 5.10(a), Section 6.9 or Article 7 hereof; or

      Section 8.3 Other Covenants.

      (a) Failure by any Borrower to perform or observe any other term, condition or covenant of this Agreement or of any of the other Loan Documents to which it is a party, which shall remain unremedied for a period of 30 days after notice thereof shall have been given to NPDC by the Agent; or

      (b) Failure by any Loan Party other than the Borrowers to perform or observe any term, condition or covenant of any of the Loan Documents to which it or he is a party, which shall remain unremedied for a period of 30 days after notice thereof shall have been given to NPDC by the Agent; or

      Section 8.4 Other Defaults.

      (a) Failure by any Borrower, Five Star or any Material Subsidiary, after required notice (if any), to perform or observe any term, condition or covenant of any bond, note, debenture, loan agreement, indenture, guaranty, trust agreement, mortgage or similar instrument to which any Borrower, Five Star or any Material Subsidiary is a party or by which any of them is bound, or by which any of their respective properties or assets may be affected, including, without limitation, the Five Star Loan Agreement (a "Debt Instrument"), for such period of time that, as a result of any such failure to perform for such period of time, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

      (b) Any event or condition referred to in any Debt Instrument shall occur or fail to occur, so that, as a result thereof, the Indebtedness included therein or secured or covered thereby may be declared due and payable prior to the date on which such Indebtedness would otherwise become due and payable; or

      (c) Failure to pay any Indebtedness for borrowed money due at final maturity or pursuant to demand under any Debt Instrument; provided, however, that the provisions of this Section 8.4 shall not be applicable to any Debt Instrument that on the date this Section 8.4 would otherwise be applicable thereto, relates to or evidences Indebtedness in an outstanding principal amount of less than $500,000; or

      Section 8.5 Representations and Warranties.

      Any representation or warranty made in writing to the Banks or the Agent in any of the Loan Documents or in connection with the making of the Loans or issuance of Letters of Credit, or any certificate, statement or report made or delivered in connection with or in compliance with this Agreement, shall have been false or misleading in any material respect when made or delivered; or

      Section 8.6 Bankruptcy.

      (a) Any Borrower, Five Star or any Material Subsidiary shall make an assignment for the benefit of creditors, file a petition in bankruptcy, be adjudicated insolvent, petition or apply to any tribunal for the appointment of a receiver, custodian, or any trustee for it or a substantial part of its assets, or shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or any Borrower, Five Star or any Material Subsidiary shall take any corporate action to authorize any of the foregoing actions; or there shall have been filed any such petition or application, or any such proceeding shall have been commenced against it, that remains undismissed for a period of sixty (60) days or more; or any order for relief shall be entered in any such proceeding; or any Borrower, Five Star or any Material Subsidiary by any act or omission shall indicate its consent to, approval of or acquiescence in any such petition, application or proceeding or the appointment of a custodian, receiver or any trustee for it or any substantial part of any of its properties, or shall suffer any custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more; or

      (b) Any Borrower, Five Star or any Material Subsidiary shall generally not pay its debts as such debts become due; or

      (c) Any Borrower, Five Star or any Material Subsidiary shall have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them or made or suffered a transfer of any of its property that may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or shall have made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or shall have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint that is not vacated within sixty
(60) days from the date thereof; or

      Section 8.7 Judgments.

      Any final judgment or judgments against any Borrower, Borrowers, Five Star or Material Subsidiaries or any attachment, levy or execution against any of its properties for any amount which singly or in the aggregate shall be outstanding and in amounts not covered by insurance in excess of (a) in the case of NPDC, the GPC Borrowers or any of their Subsidiaries which are Material Subsidiaries (other than MXL and its Subsidiaries), $300,000, (b) in the case of MXL and its Subsidiaries which are Material Subsidiaries, $100,000, and (c) in the case of Five Star, $500,000, and shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of thirty (30) days or more; or

      Section 8.8 ERISA.

      (a) The termination of any Plan or the institution by the PBGC of proceedings for the involuntary termination of any Plan, in either case, by reason of, or that results or could result in, a "material accumulated funding deficiency" under Section 412 of the Code; or

      (b) Failure by any Borrower to make required contributions, in accordance with the applicable provisions of ERISA, to each of the Plans hereafter established or assumed by it; or

      Section 8.9 Liens.

      Any of the Liens created and granted to the Agent for the ratable benefit of the Banks under the Security Documents shall fail to be valid, first, perfected Liens, subject to no prior or equal Lien, except as permitted by
Section 7.2 hereof; or

      Section 8.10 Ownership of Stock.

      NPDC shall at any time own, beneficially and of record, less than 100% in the aggregate of all of the issued and outstanding shares of capital stock of GPC or MXL having ordinary voting rights for the election of directors; or

      Section 8.11 Loan Documents.

      Any material provision of any Loan Document shall at any time for any reason cease to be valid and binding and in full force and effect; or the validity or enforceability of any Loan Document shall be contested by any Loan Party; or any authorization, consent, license or approval of any federal, state, local or foreign governmental authority, department, board, bureau, agency, regulatory authority or judicial or administrative body necessary for the performance by any Loan Party of its Obligations under any Loan Document for payment of money or any other material Obligations thereunder shall at any time for any reason cease to be valid and binding and in full force and effect; or the performance by any Loan Party of its Obligations under any Loan Document would violate any provision of law or regulation; or

      Section 8.12 Borrower Enjoined.

      Any of the Borrowers shall be enjoined, restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting any material part of its business and such order shall continue in effect for more than thirty (30) days; or

      Section 8.13 Material Adverse Change.

      Any material adverse change in the business, condition (financial or otherwise), operations or properties of NPDC and its Subsidiaries, taken as a whole, or the GPC Borrowers and their Subsidiaries, taken as a whole, shall occur after September 30, 1996 and be continuing.

      Article 9.  The Agent.

      Section 9.1 Appointment, Powers and Immunities.

      Each Bank hereby irrevocably appoints and authorizes the Agent to act as its administrative and collateral agent hereunder, under the Security Documents and the other Loan Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement, the Security Documents and the other Loan Documents together with such other powers as are reasonably incidental thereto. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement, the Security Documents and the other Loan Documents and shall not be a trustee or fiduciary for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties or conditions precedent contained in this Agreement, the Security Documents, or the other Loan Documents, or in any certificate or other document referred to or provided for in, or received by the Agent or any Bank under, this Agreement, the Security Documents or the other Loan Documents, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, the Security Documents or the other Loan Documents or any other document referred to or provided for herein or therein or for the collectibility of the Loans or other Obligations or for the validity, effectiveness or value of any interest or security covered by the Security Documents or for the value of any Collateral or for the validity or effectiveness of any assignment, mortgage, pledge, security agreement, financing statement, document or instrument, or for the filing, recording, re-filing, continuing or re-recording of any thereof or for any failure by any Borrower or any of the other Loan Parties to perform any of its obligations hereunder or under the other Loan Documents. The Agent may employ agents and attorneys-in-fact and shall not be answerable, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, under the Security Documents or the other Loan Documents or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct.

      Section 9.2 Reliance by Agent.

      The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper person or persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement, the Security Documents or the other Loan Documents, the Agent shall in all cases be fully protected and shall have no liability to any Bank in acting, or in refraining from acting, hereunder, under the Security Documents or the other Loan Documents in accordance with instructions from the Majority Banks, and such instructions of the Majority Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

      Section 9.3 Events of Default.

      The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received notice from a Bank or a Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give notice thereof to the Banks. The Agent shall (subject to Section 9.7 hereof) take such action with respect to such Default or Event of Default as shall be directed by the Majority Banks.

      Section 9.4 Rights as a Bank.

      With respect to its Commitment and the Loans made and Letters of Credit issued by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with any Borrower or its Affiliates, as if it were not acting as the Agent, and the Agent may accept fees and other consideration from any Borrower or its Affiliates, for services in connection with this Agreement, the Security Documents or any of the other Loan Documents or otherwise without having to disclose or account for the same to the Banks.

      Section 9.5 Indemnification.

      The Banks shall indemnify the Agent (to the extent not reimbursed by the Borrowers under Sections 10.1 and 10.2 hereof), ratably in accordance with the aggregate principal amount of the Loans made by the Banks (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitment Percentages), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, the Security Documents or any of the other Loan Documents, Letters of Credit or any other documents contemplated by or referred to herein or therein or the transactions contemplated by or referred to herein or therein (including, without limitation, the costs and expenses that the Borrowers are obligated to pay under Sections 10.1 and 10.2 hereof, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder or under the Security Documents) or the enforcement of any of the terms hereof or of the Security Documents, or of any such other documents (all of the foregoing, "Indemnified Costs"), provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Costs, this Section 9.5 shall apply whether any such investigation, litigation or proceeding is brought by the Agent, any Bank or any other Person.

            Section 9.6 Non-Reliance on Agent and other Banks.

      Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and the other Loan Parties and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement, the Security Documents or the other Loan Documents. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrowers and the other Loan Parties of this Agreement, the Security Documents or the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrowers or other Loan Parties. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the Security Documents, or the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any Loan Party, that may come into the possession of the Agent or any of its Affiliates.

      Section 9.7 Failure to Act.

      Except for action expressly required of the Agent hereunder, or under the Security Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder or thereunder unless it shall be indemnified to its satisfaction by the Banks against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

      Section 9.8 Resignation or Removal of Agent.

      Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving not less than 10 days' prior written notice thereof to the Banks and NPDC, and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which shall be (a) a Bank or (b) another bank or financial institution acceptable to NPDC in its sole discretion, in each case organized under the laws of the United States which is not controlled by non-U.S. citizens. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, after consultation with NPDC but without its consent, appoint a successor Agent which shall be one of the Banks which is organized under the laws of the United States and which is not controlled by any non-U.S. citizen. Upon the acceptance of any appointment as Agent hereunder or under the Security Documents by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder and under the Security Documents. If no successor Agent is appointed in accordance with the previous provisions of this Section 9.8, the Agent may, in its sole discretion, either continue to act as Agent hereunder or assign all of its rights and delegate all of its obligations under this Agreement to the Banks. After any retiring Agent's resignation or removal hereunder as Agent, or assignment and delegation pursuant to the preceding sentence, the provisions of this Article 9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent and shall survive the payment of the Notes and other Obligations and termination of this Agreement.

      Section 9.9 Sharing of Collateral and Payments.

      In the event that any Bank shall obtain payment in respect of a Note or Reimbursement Obligation, or interest thereon, whether voluntarily or involuntarily, other than through the exercise of a right of banker's lien, set-off, counterclaim or similar right which shall be subject to Section 2.19, in a greater proportion than any such payment obtained by any other Bank in respect of the corresponding Note or Reimbursement Obligation held by it, then the Bank so receiving such greater proportionate payment shall purchase for cash from the other Bank or Banks such portion of each such other Bank's or Banks' Loan or Reimbursement Obligations as shall be necessary to cause such Bank receiving the proportionate overpayment to share the excess payment with each Bank; provided, however, that if all or any portion of such excess payment is thereafter recovered from the Bank that received the proportionate overpayment, such purchase of Loans or Reimbursement Obligations shall be rescinded, and the purchase price returned, to the extent of such recovery, but without interest.

      Section 9.10 Survival.

      The provisions of Article 9 shall survive payment of the Notes and other Obligations and termination of this Agreement.

      Article 10. Miscellaneous Provisions.

      Section 10.1 Fees and Expenses; Indemnity.

      (a) The Borrowers will promptly pay all costs of the Agent in preparing the Loan Documents and all costs and expenses of the issue of the Notes and of the Borrowers' and the other Loan Parties' performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with (including, without limitation, all costs of filing or recording any assignments, mortgages, financing statements and other documents), and the reasonable fees and expenses and disbursements of counsel to the Agent in connection with: (i) the preparation, execution and delivery, administration, interpretation and enforcement of this Agreement, the other Loan Documents and all other agreements, instruments and documents relating to this transaction,
(ii) the  consummation of the  transactions  contemplated by all such documents,
(iii) the preservation of all rights of the Banks and the Agent, (iv) the negotiation, preparation, execution and delivery of any amendment, modification or supplement of or to, or any consent or waiver under, any such document (or any such instrument that is proposed but not executed and delivered) and (v) any claim or action threatened, made or brought against any of the Banks or the Agent arising out of or relating to any extent to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby.

      (b) In addition, the Borrowers will promptly pay all costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by the Agent and each Bank in connection with its enforcement of the payment of the Notes held by it or any other sum due to it under this Agreement or any of the other Loan Documents or any of its other rights hereunder or thereunder.

      (c) In addition to the foregoing, the Borrowers shall indemnify each Bank and the Agent and each of their respective present and future directors, officers, employees, attorneys, agents and Affiliates against, and hold each of them harmless from, any loss, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by any of them arising out of, resulting from or in any manner connected with, the execution, delivery and performance of each of the Loan Documents, the Loans, the other Obligations, the Letters of Credit and any and all transactions related to or consummated in connection with the Loans, the other Obligations or Letters of Credit, including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by any Bank or the Agent or any of their respective directors, officers, employees, attorneys, agents or Affiliates arising out of or related to any Environmental Matter, Environmental Liability or Environmental Proceeding, or in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation, regardless of whether or not any such indemnified Person is a party thereto or target thereof, whether under any federal securities law or any other statute of any jurisdiction, or any regulation, or at common law or otherwise, including, without limitation, any thereof that is alleged to arise out of or is based upon: (i) any untrue statement or alleged untrue statement of any material fact of any Borrower and its Affiliates in any document or schedule filed with the Securities and Exchange Commission or any other governmental body; (ii) any omission or alleged omission to state any material fact required to be stated in such document or schedule, or necessary to make the statements made therein, in light of the circumstances under which made, not misleading; (iii) any acts, practices or omissions or alleged acts, practices or omissions of any Borrower or its agents related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of such purchases or the consummation of any other transactions contemplated by any such acquisitions; or (iv) any withdrawals, termination or cancellation of any such proposed acquisition for any reason whatsoever, provided that no Borrower shall have any liability or obligation hereunder to any Bank or indemnified Person with respect to any indemnified liability arising from the gross negligence or willful misconduct of such Bank or Person.

      (d) The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Borrowers to the Agent and the Banks hereunder or at common law or otherwise. The provisions of this Section 10.1 shall survive the payment of the Notes and other Obligations and the termination of this Agreement.

      (e) If, and to the extent that the  obligations of any Borrower under this
Section 10.1 are unenforceable for any reason, such Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations that is permissible under applicable law.

      Section 10.2 Taxes.

      (a) If, under any law in effect on the date of the closing of any Loan or issuance of any Letter of Credit hereunder, or under any retroactive provision of any law subsequently enacted, it shall be determined that any Federal, state or local tax is payable in respect of the issuance of any Note or execution of any Loan Document, or in connection with the filing or recording of any assignments, mortgages, financing statements, or other documents (whether measured by the amount of indebtedness secured or otherwise) as contemplated by this Agreement, then the Borrowers will pay any such tax and all interest and penalties, if any, and will indemnify the Banks and the Agent against and save each of them harmless from any loss or damage resulting from or arising out of the nonpayment or delay in payment of any such tax. If any such tax or taxes shall be assessed or levied against any Bank or any other holder of a Note, such Bank, or such other holder, as the case may be, may notify NPDC and make immediate payment thereof, together with interest or penalties in connection therewith, and shall thereupon be entitled to and shall receive immediate reimbursement therefor from the Borrowers.

      (b) Any and all payments made by each Borrower hereunder or under any Note or any other Loan Document delivered hereunder shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, but excluding net income taxes imposed by the United States of America or any jurisdiction where a Bank's principal executive office or Applicable Lending Office for the Loans and/or Letters of Credit is located (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Loan Document to any Bank, (i) the sum payable to such Bank shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 10.2), such Bank will receive an amount equal to the sum it would have received had no such deductions been required, (ii) such Borrower shall make such deductions and
(iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

      (c) The Borrowers will indemnify each Bank, within ten days after written demand by such Bank, for the full amount of Taxes (including, without limitation, any Taxes imposed by any jurisdiction on amounts payable under this
Section 10.2) paid by each Bank with respect to or for the account of any Borrower relating to this Agreement or the Obligations, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted.

      (d) After any payment of Taxes by any Borrower for the account of any Bank, such Borrower will furnish to such Bank evidence of such payment promptly after the making of such payment and, if available, the original or a certified copy of a receipt evidencing payment thereof promptly after receipt thereof.

      (e) Notwithstanding any other provision contained in this Agreement, the covenants and agreements of the Borrowers in this Section 10.2 shall survive payment of the Notes and other Obligations and the termination of this Agreement.

      Section 10.3 Notes.

      Upon payment in full of any Note, the Bank holding such Note shall mark the Note "Paid" and return it to NPDC.

      Section 10.4 Survival of Agreements and Representations: Construction.

      All agreements, representations and warranties made herein shall survive the delivery of this Agreement and the Notes. The headings used in this Agreement and the table of contents are for convenience only and shall not be deemed to constitute a part hereof. All uses herein of the masculine gender or of singular or plural terms shall be deemed to include uses of the feminine or neuter gender, or plural or singular terms, as the context may require. The term "includes", "included" and "including" are not limiting.

      Section 10.5 Lien on and Set-off of Deposits.

            As security for the due payment and performance of all the Obligations, each of the Borrowers hereby grants to each Bank and the Agent for the ratable benefit of the Banks a Lien on any and all deposits or other sums at any time credited by or due from the Agent or any Bank to such Borrower, whether in regular or special depository accounts or otherwise, and any and all monies, securities and other property of such Borrower, and the proceeds thereof, now or hereafter held or received by or in transit to any Bank or the Agent from or for such Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, and any such deposits, sums, monies, securities and other property, may at any time after the occurrence and during the continuance of any Event of Default be set-off, appropriated and applied by any Bank or the Agent against any of the Obligations, whether or not any of such Obligations is then due or is secured by any collateral, or, if it is so secured, whether or not the collateral held by the Agent is considered to be adequate.

      Section 10.6 Modifications, Consents and Waivers: Entire Agreement.

      (a) No modification, amendment or waiver of or with respect to any provision of this Agreement, any Notes, the Security Documents, or any of the other Loan Documents or any other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by any Borrower from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and signed by the Agent and the Majority Banks except that: (i) any amendment, modification, consent or waiver that has the effect of reducing the rate or amount, or extending the stated maturity or due date, of any sum payable hereunder to any Bank, or releasing any Collateral except as permitted herein or in any Loan Document, or changing the definition of Total Commitment, Commitment, Commitment Percentage, Letter of Credit Commitment, Majority Banks, this Section 10.6(a), any provision of this Agreement requiring approval or concurrence of all Banks, or the obligation of Banks to purchase participations in Letters of Credit shall be signed or approved in writing by all Banks, (ii) any amendment, modification, consent or waiver affecting the rights or obligations of the Agent under Article 9 hereof or Fleet, as issuer of Letters of Credit, shall be signed or approved in writing by the Agent or Fleet, as the case may be, and (iii) any modification or amendment of, or waiver or consent with respect to, Article 4 may be signed only by the Agent and the Majority Banks (provided, however, that the consummation of a Loan or issuance of (or participation in) a Letter of Credit by a Bank shall be deemed, with respect to such Loan or Letter of Credit only, to have the effect of the execution by such Bank and, in the case of a Letter of Credit, the Banks participating in such Letter of Credit of a waiver of, or consent to a departure from, any term or provision of Article 4 that has not been satisfied as of the date of the consummation of such Loan or issuance of a Letter of Credit).

      (b) Any such waiver or consent provided for in Section 10.6(a) shall be effective only in the specific instance and for the purpose for which given.

      (c) No consent to or demand on any Borrower in any case shall, of itself, entitle it to any other or further notice or demand in similar or other circumstances. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Banks, the Agent and the Borrowers and supersede all prior agreements and understandings relating to the subject matter hereof.

      (d) THIS WRITTEN AGREEMENT (AND THE OTHER LOAN DOCUMENTS) REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      Section 10.7 Remedies Cumulative.

      Each and every right granted to the Agent and the Banks hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time in accordance with the terms hereof or thereof and applicable law. No failure on the part of the Agent or any Bank or the holder of any Note to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or future exercise thereof or the exercise of any other right. The due payment and performance of the Obligations shall be without regard to any counterclaim, right of offset or any other claim whatsoever that any Borrower may have against any Bank or the Agent and without regard to any other obligation of any nature whatsoever that any Bank or the Agent may have to any Borrower, and no such counterclaim or offset shall be asserted by any Borrower in any action, suit or proceeding instituted by any Bank or the Agent for payment or performance of the Obligations.

      Section 10.8 Further Assurances.

      At any time and from time to time, upon the request of the Agent or the Majority Banks, the Borrowers shall execute, deliver and acknowledge or cause to be executed, delivered and acknowledged, such further documents and instruments and do such other acts and things as the Agent or the Majority Banks may reasonably request in order to fully effect the purposes of this Agreement, the other Loan Documents and any other agreements, instruments and documents delivered pursuant hereto or in connection with the Loans or Letters of Credit.

      Section 10.9 Notices.

      All notices, requests, reports and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by certified U.S. mail, return receipt requested, except for routine reports delivered in compliance with Article 5 hereof which may be sent by ordinary first-class mail) or telegram or telecopy, addressed as follows:

      (a) If to any or all of the Borrowers:

                        National Patent Development Corporation
                        9 West 57th Street
                        New York, NY 10019
                        Attention:  Lawrence M. Gordon, Esq.
                        Telecopier No.: (212) 230-9545

      with a copy to:

                        Duane, Morris & Heckscher
                        122 East 42nd Street
                        New York, NY  10168
                        Attention:  Robert J. Hasday, Esq.
                        Telecopier No.:  (212) 692-1020

                  (b)   If to any Bank:

      To its address set forth below its name on the signature pages hereof or set forth in an Assignment and Acceptance, with a copy to the Agent; and

      (c)(c) If to the Agent:

                        Fleet Bank, National Association
                        1133 Avenue of the Americas
                        New York, New York  10036
                        Attention: Ms. Barbara Ruud
                        Telecopier No.: (212)703-1724

      with a copy (other than in the case of Borrowing Notices and reports and other documents delivered in compliance with Article 5 hereof) to:

                        Sullivan & Worcester LLP
                        767 Third Avenue
                        New York, New York 10017
                        Attention: Paul R. Wiener, Esq.
                        Telecopier No.: (212)758-2151

      Any notice, request or communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at the telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the U.S. mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party may change the person, address or telecopier number to whom or which notices are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice of such change shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

      Section 10.10 Counterparts.

      This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

      Section 10.11 Severability.

      The provisions of this Agreement are severable, and if any clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction. Each of the covenants, agreements and conditions contained in this Agreement is independent and compliance by the Borrowers with any of them shall not excuse non-compliance by the Borrowers with any other. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

      Section 10.12 Binding Effect; No Assignment or Delegation by Borrower.

      This Agreement shall be binding upon and inure to the benefit of the Borrowers and their respective successors and to the benefit of the Banks and the Agent and their respective successors and assigns. The rights and obligations of each Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Majority Banks, and any purported assignment or delegation without such consent shall be void. Nothing contained herein shall be deemed to confer upon anyone other than the Borrowers and their respective successors and assigns any right to insist on or to enforce the performance or observance of any of the obligations contained herein. All conditions to the obligations of the Banks to make the Loans and to issue or participate in Letters of Credit hereunder are imposed solely and exclusively for the benefit of the Banks and their respective successors and assigns, and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms and no other Person shall under any circumstances be deemed to be beneficiary of such conditions.

      Section 10.13 Assignments and Participations by Banks.

      (a) Each Bank may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement and the Loan Documents (including, without limitation, all or a portion of its Commitment, its participation in Letters of Credit, the Loans and Reimbursement Obligations owing to it, and the Note or Notes held by it); provided, however, that: (i) the assigning Bank shall have given to the Agent and NPDC ten (10) days' prior notice of such assignment, (ii) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement and the Loan Documents, (iii) except in the case of an assignment to a Person that, immediately prior to such assignment, was a Bank or an assignment of all of a Bank's rights and obligations under this Agreement and the Loan Documents, the amount of the Commitment, Loans, Letter of Credit participations and Reimbursement Obligations of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $2,500,000 (or such lesser amount as shall then be outstanding) and shall be an integral multiple of $500,000, (iv) each such assignment shall be to an Eligible Assignee and (v) no such assignment shall be effective until a transfer fee in the amount of $2,000 shall be paid to the Agent by the Eligible Assignee. Upon execution, delivery, acceptance and recording with the Agent in the register referred to in Section 8.13(c)(ii) of the Assignment and Acceptance with respect to any assignment, from and after the effective date specified in such Assignment and Acceptance, which effective date shall be at least 5 Business Days after the execution thereof: (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder, and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

      (b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assignment is without recourse and such assigning Bank and the Agent make no representation or warranty of any nature and assume no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank and the Agent make no representation or warranty and assume no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto;
(iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under this Agreement as are delegated to the Agent by the terms hereof, together with such powers and discretion as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

      (c) (i) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with any Note subject to such assignment, the Agent shall: (A) accept such Assignment and Acceptance, (B) record the information contained therein in the register referred to in Section 8.17(c)(ii), and (C) give prompt notice thereof to NPDC. Within five Business Days after NPDC's receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent in exchange for each surrendered Note a new Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Bank has retained a Commitment hereunder, a new Note to the order of the assigning Bank in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be appropriately dated so that no gain or loss of interest results and shall otherwise be in substantially the form of Exhibit A-1 hereto.

      (ii) The Agent shall maintain at the Principal Office a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks, their Commitments and the principal amount of the Obligations to the Banks (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Bank at any reasonable time and from time to time upon reasonable prior notice.

      (d) If an Eligible Assignee is not incorporated under the laws of the United States or a state thereof, it shall, prior to the first date on which interest or Fees are payable hereunder for its account, deliver to the Borrowers and the Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 2.26.

      (e) Each Bank may sell participations to one or more banks or other entities (other than any Borrower or its Subsidiaries) in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, its participation in Letters of Credit, the Loans and Reimbursement Obligations owing to it, and the Notes held by it); provided, however, that: (i) such Bank's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Bank shall remain the holder of any such Note or Notes for all purposes of this Agreement, (iv) the Borrowers, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of this Agreement or any Note, or any consent to any departure by the Borrowers therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Notes or any Fees or other amounts payable hereunder, in each case to the extent subject to such participation, or postpone any date fixed for any payment of principal of, or interest on, the Notes or any Fees or other amounts payable hereunder, in each case to the extent subject to such participation.

      (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.13, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrowers furnished to such Bank by or on behalf of the Borrowers; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential information relating to the Borrowers received by it from such Bank.

      (g) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Obligations owing to it and the Note held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

      Section 10.14 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF TRIAL BY JURY.

      (a) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ALL OTHER DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION HEREWITH AND THEREWITH, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS.

      (b) EACH BORROWER IRREVOCABLY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT MAY BE BROUGHT IN ANY COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR MAJORITY BANKS MAY ELECT. EACH BORROWER, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY ASSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT SUCH JURISDICTION SHALL BE EXCLUSIVE, UNLESS WAIVED BY THE MAJORITY BANKS, WITH RESPECT TO ANY CLAIM, ACTION OR PROCEEDING BROUGHT BY IT AGAINST THE AGENT OR ANY BANK IN ANY WAY RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY LOAN DOCUMENT (INCLUDING, WITHOUT LIMITATION, ANY CLAIM OF USURY), PROVIDED THAT THE FOREGOING SHALL NOT PROHIBIT EACH BORROWER FROM, BY AFFIRMATIVE DEFENSE OR MANDATORY COUNTERCLAIM, DEFENDING OR ASSERTING ITS INTEREST IN ANY SUCH ACTION BROUGHT AGAINST IT OUTSIDE SUCH COURTS IN NEW YORK. EACH BORROWER AGREES THAT SECTION 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND THE LOAN DOCUMENTS. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY COMPLAINT, SUMMONS, NOTICE OR OTHER PROCESS RELATING TO ANY SUCH ACTION OR PROCEEDING BY DELIVERY THEREOF TO IT BY HAND OR BY MAIL IN THE MANNER PROVIDED FOR IN SECTION 10.9 HEREOF. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY CLAIM OR DEFENSE IN ANY SUCH ACTION OR PROCEEDING BASED ON ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS OR ANY SIMILAR BASIS. EACH BORROWER SHALL NOT BE ENTITLED IN ANY SUCH ACTION OR PROCEEDING TO ASSERT ANY DEFENSE GIVEN OR ALLOWED UNDER THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK UNLESS SUCH DEFENSE IS ALSO GIVEN OR ALLOWED BY THE LAWS OF THE STATE OF NEW YORK. NOTHING IN THIS SECTION 10.14 SHALL AFFECT OR IMPAIR IN ANY MANNER OR TO ANY EXTENT THE RIGHT OF ANY BANK TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY JURISDICTION OR TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW.

      (c)  WITHOUT  LIMITING  THE  GENERALITY  OF THE LAST  SENTENCE  OF SECTION
10.14(b), ANY LEGAL ACTION OR PROCEEDING SEEKING ENFORCEMENT AGAINST ANY COLLATERAL MAY BE BROUGHT, AT THE OPTION OF THE MAJORITY BANKS, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL MAY BE LOCATED.

      (d) EACH BORROWER, THE BANKS AND THE AGENT WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT HEREOF OR THEREOF OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY BANK OR THE BORROWERS. EACH BORROWER ACKNOWLEDGES RECEIPT OF FULL AND SUFFICIENT CONSIDERATION FOR THIS SECTION 10.14(d) AND EACH OTHER PROVISION OF THIS AGREEMENT AND EACH LOAN DOCUMENT TO WHICH IT IS A PARTY AND ACKNOWLEDGES THAT THIS SECTION 10.14(d) IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE BANKS ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

      Section 10.15 Confidentiality.

      Each Bank agrees to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices, any non-public information supplied to it by any Borrower pursuant to this Agreement which is identified by such Borrower as being confidential at the time the same is delivered to such Bank, provided, that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel to such Bank, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which such Bank is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) is notified of the confidentiality provisions in this
Section 10.15. In no event shall any Bank be obligated or required to return any materials furnished by any Borrower.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date first above written.



 NATIONAL PATENT DEVELOPMENT                 GP ENVIRONMENTAL SERVICES, INC.
 CORPORATION


By_________________________                  By_____________________________


GENERAL PHYSICS CORPORATION                GENERAL PHYSICS FEDERAL SYSTEMS, INC.



By_________________________                By__________________________________


                                           MXL INDUSTRIES, INC.



                                           By _________________________________
-------------------------------------------------------------------------------

---------------------------------------------------------------------------

------------------------------------------------------------------
Commitment:
-----------------------------------------------------------------------

$12,500,000



Commitment Percentage:

50%



Letter of Credit Commitment:

$500,000

FLEET BANK, NATIONAL ASSOCIATION, as Agent and a Bank

BY___________________________
  Title


Lending Office for Prime Rate Loans:

1133 Avenue of the Americas
New York, New York  10036
Attention:  Ms. Barbara Ruud
Telecopier:  (212)703-1724


Lending Office for Fixed Rate Loans:

1133 Avenue of the Americas
New York, New York  10036
Attention:  Ms. Barbara Ruud
Telecopier:  (212)703-1724


Address for Notices:

1133 Avenue of the Americas
New York, New York  10036
Attention:  Ms. Barbara Ruud
Telecopier:  (212)703-1724

Commitment:

$7,500,000



Letter of Credit Commitment:

$300,000



Commitment Percentage:

30%

SUMMIT BANK


BY___________________________
  Title


Lending Office for Prime Rate Loans:

_____________________________
_____________________________
Attention:  _________________
Telecopier: _________________


Lending Office for Fixed Rate Loans:

___________________________
___________________________
___________________________

Address for Notices:

___________________________
___________________________
Attention:  _______________
Telecopier: _______________

Commitment:

$5,000,000


Letter of Credit Commitment:

$200,000


Commitment Percentage:

20%

THE DIME SAVINGS BANK OF NEW YORK, FSB


BY___________________________
  Title


Lending Office for Prime Rate Loans:

_____________________________
_____________________________
Attention:  _________________
Telecopier: _________________


Lending Office for Fixed Rate Loans:

___________________________
___________________________
___________________________

Address for Notices:

___________________________
___________________________
Attention:  _______________
Telecopier: _______________

                                   Exhibits


A-1.  Form of Note

A-2.  Form of Security Agreement

A-3.  Subordination Agreement

A-4.  NPDC/GPC Subordination Agreement

A-5.  Intercreditor Agreement with Five Star Agent

      B. States of Incorporation and Qualification, and Capitalization and Ownership of Stock, of Borrower and Subsidiaries

C.    Consents, Waivers, Approvals; Violation of Agreements

D.    Permitted Security Interests, Liens and Encumbrances

E.    Judgments, Actions, Proceedings

F.    Defaults; Compliance with Laws, Regulations, Agreements

G.    Burdensome Documents

H.    Patents, Trademarks, Trade Names, Service Marks, Copyrights

I.    Name Changes, Mergers, Acquisitions; Location of Collateral

J.    Labor Disputes; Collective Bargaining Agreements; Employee Grievances

K.    Pension Plans

L.    Borrowing Base Certificate

M.    Permitted Indebtedness and Guaranties

N.    Permitted Investments

O.    ERISA Obligations

P.    Affiliate Licenses, etc.

Q.    Form of Assignment and Acceptance

R.    Form of Compliance Certification

                                   Schedules

2.8   Existing Letters of Credit